UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-04297

                                  VAN ECK FUNDS
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2005

ITEM 1. REPORT TO SHAREHOLDERS.

                                                                  VAN ECK GLOBAL

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2005

VAN ECK FUNDS                                                VAN ECK FUNDS, INC.
    EMERGING MARKETS FUND                                    MID CAP VALUE FUND
          GLOBAL HARD ASSETS FUND
                  INTERNATIONAL INVESTORS GOLD FUND

                          GLOBAL INVESTMENTS SINCE 1955

The information in the shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the views of the investment team members are as of June 30, 2005 and are subject to change.

                              EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Dear Shareholder:

The Class A shares of the Van Eck Emerging Markets Fund* gained 6.14% for the six months ended June 30, 2005. In comparison, emerging markets in general returned 6.26% for the same period, as measured by the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index.(1)

* ALTHOUGH THE FUND HAS BEEN IN EXISTENCE SINCE DECEMBER 20, 1993, PRIOR TO DECEMBER 18, 2002, THE FUND OPERATED WITH A SUBSTANTIALLY DIFFERENT INVESTMENT STRATEGY. PRIOR TO DECEMBER 18, 2002, THE FUND INVESTED PRIMARILY IN COMMON STOCKS AND OTHER EQUITY SECURITIES OF LARGE-CAPITALIZATION GLOBAL GROWTH COMPANIES AND COULD NOT INVEST MORE THAN 10% OF ITS ASSETS IN EMERGING MARKETS SECURITIES. PERFORMANCE FOR THOSE PERIODS IS NOT INDICATIVE OF THE PERFORMANCE OF THE FUND UNDER ITS CURRENT INVESTMENT STRATEGY.

MARKET AND ECONOMIC REVIEW

Overall, the emerging markets' performance for the first half of 2005 was resilient in the face of several headwinds, including a flattening U.S. yield curve, rising short-term interest rates, a global economic slowdown, U.S. dollar volatility, heightened inflation pressures, falling commodity prices and rising oil prices. Together, these factors led to growing investor risk aversion. However, ample market liquidity, improved fundamentals within the emerging markets and, late in the period, better economic data from the U.S. more than offset these usual drawbacks and buoyed emerging market equities. Indeed, for the six months, emerging market equities significantly outperformed both the broad U.S. equity market, as measured by the S&P 500 Index(2), and the developed international market, as measured by the Morgan Stanley Capital International Europe, Australasia and the Far East (MSCI EAFE) Index.(3)

On a regional basis, the Latin American markets performed best for the semi-annual period, followed by the Asian markets. The markets of Eastern Europe, Middle East and Africa (EMEA) lagged.

FUND REVIEW

Throughout the first half of 2005, we continued to favor Asia at the expense of Latin America and the EMEA markets in terms of regional weightings.

ASIA

The equity market of SOUTH KOREA (22.0% of Fund net assets as of June 30) performed well during the six-month period, due primarily to a stabilizing domestic economy and a strengthening of the U.S. dollar. Thus the Fund's overweighted exposure benefited its performance. Within this market, forged component manufacturer Taewoong (3.2% of Fund net assets as of June 30) was a top performer based on strong demand in the shipbuilding industry it serves. On the other hand, Insun ENT (3.7% of Fund net assets as of June 30), a waste management company primarily serving the construction industry, saw its share price decline upon disappointing first quarter earnings.

The Fund also benefited from maintaining underweighted exposures to the equity markets of both TAIWAN (7.5% of Fund net assets as of June 30), which struggled despite improvement in prospects for the technology sector in the latter part of the period, and MALAYSIA (3.4% of Fund net assets as of June 30), which lagged the region overall.

Taking CHINA (3.1% of Fund net assets as of June 30) and HONG KONG (9.9% of Fund net assets as of June 30) together, the Fund maintained an overweighted exposure to these equity markets. Hong Kong stocks and Hong Kong-listed Chinese stocks performed well, as the outlook for the Hong Kong economy remained positive and most believed enough had been done by the Chinese government to cool down its property market and yet avoid an economic "hard landing." Still, the Fund's stock selection within these markets detracted from relative results. For example, Chinese stock Weiqiao Textile (1.8% of Fund net assets as of June 30), the nation's largest cotton yarn producer, performed poorly due to uncertainty following the elimination of international textile quotas phased out as of the beginning of 2005. Yanzhou Coal Mining (1.3% of Fund net assets as of June 30) also was a poor performer, as concerns over the sustainability of high coal prices and the company's capacity to grow dominated.

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                              EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Further detracting from the Fund's relative results was its overweighted position in THAILAND (4.2% of Fund net assets as of June 30) and its underweighted exposure to INDIA (2.3% of Fund net assets as of June 30). Thailand's equity market was affected by weak domestic confidence, political concerns over the declining popularity of its prime minister and the after-effects of the tsunami. Though India's equity market performed well, we remained comfortable with the Fund's modest position given what we considered to be high equity valuations, the potential impact on the banking industry's profits in the face of rising interest rates and the uncertain progress of the June-September monsoon, a key factor driving India's economic growth.

In SINGAPORE (6.7% of Fund net assets as of June 30), Noble Group (3.1% of Fund net assets as of June 30), logistics and risk management consultants for the commodity trading industry, underperformed due to a fear of peaking commodity prices. Noble Group, listed on the Singapore exchange, based in Hong Kong and conducting a significant part of its business with China, was one of the Fund's largest positions over the period.

LATIN AMERICA

Benefiting the Fund's relative performance was an overweighted exposure to the strongly performing BRAZILIAN equity market (11.7% of Fund net assets as of June
30). Although the market sold off somewhat during the second quarter due to a political scandal involving bribery allegations against one of President Lula da Silva's top officials and due to concerns over its currency being too strong, the Fund's effective stock selection more than compensated. Particularly strong performers for the Fund were Petrobras (2.6% of Fund net assets as of June 30) and Itausa (4.1% of Fund net assets as of June 30). Integrated oil company Petrobras, unaffected by the nation's political scandal, benefited from record high fuel prices. Holding company Itausa's major holding is Banco Itau, a leading bank in Brazil, which benefited from strong loan demand and healthy interest rate margins.

The MEXICAN equity market (5.1% of Fund net assets as of June 30) also performed well, and while the Fund had an underweighted position in this market, we increased exposure during the period and also benefited from effective stock selection. Affordable housing construction company Corporacion GEO (1.6% of Fund net assets as of June 30) and beer producer Grupo Modelo (1.4% of Fund net assets as of June 30), whose brands include Corona, were particularly strong performers.

EMEA

The Fund held underweighted positions in most of the Eastern Europe, Middle East and African (EMEA) equity markets, including RUSSIA, SOUTH AFRICA and ISRAEL (1.3%, 4.5% and 1.1% of Fund net assets as of June 30, respectively). The Fund held a slightly overweighted position in TURKEY (2.4% of Fund net assets as of June 30).

The Fund's positioning in the central Eastern European nations benefited relative performance. These markets were affected by disruptions in the European Union (EU) integration process through the defeat of two referendums to ratify the EU Constitution, first in France on May 29, then in the Netherlands in early June, as well as the inability of EU officials to reach a consensus on the 2007-2013 budget. Positioning in Israel contributed positively to Fund results as well, given that this market sold off during the period, as the peace process was derailed by heightened violence in the Gaza Strip.

On the other hand, the Fund's positioning in Turkey modestly detracted. The Turkish equity market benefited from positive secular trends, including reduced inflation, a growing economy and relatively stable politics, and the Fund's stock selection in this market proved effective. However, Turkey aspires to become a member of the EU and thus investor sentiment was particularly hard-hit by the integration obstacles. The Fund's modest positioning in Russia and South Africa also detracted. Despite some volatility, Russia's equity market performed well over the six months, boosted by strong oil prices, an improving economy and market-friendly remarks by

                              EMERGING MARKETS FUND
--------------------------------------------------------------------------------

the Putin administration late in the period. South Africa's equity market benefited from a weak rand and a strong domestic economy.

                                     * * *

Overall, we remain cautiously optimistic for emerging market equities going forward. Valuations generally appear reasonable, the Federal Reserve Board tightening cycle may be nearing an end and macroeconomic conditions in emerging markets remain sound, with many countries benefiting from current account surpluses, strong domestic demand and prudent fiscal and monetary policies. The appeal of the asset class remains strong. At the same time, the pace of global economic growth and the relative strength of commodity prices remain critical factors to monitor. We expect gains from emerging market equities to remain positive but modest in the months ahead.

We have a positive view of the Brazilian market heading into the second half of the year, as we expect slack in Brazil's domestic demand to be offset by a more positive contribution from its net exports. Elsewhere, we do not expect to change the Fund's overweighted positions in Hong Kong and China, given that economic prospects still appear favorable and valuations reasonable. We may seek to reduce the Fund's overweighted position in Indonesia based on concerns about less macroeconomic stability. While we intend to maintain the Fund's underweighted position in Russia, the recent market-friendly moves by the Putin administration may lead us to opportunistically seek additional investment candidates. We will, of course, continue our strategy of trying to find value throughout the emerging markets and to identify those pockets of potential in what we see as one of the most exciting, though still risky, investment arenas of this new millennium. We maintain that portfolio diversification is a key element to successful investing.

The Fund is subject to the risks associated with its investments in emerging market securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund's investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of expropriation, nationalization or confiscatory taxation. The Fund is also subject to liquidity risk and risks associated with investment in debt securities, including credit risk and interest rate risk.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940 (the "1940 Act") to enable it to concentrate its assets in a narrower group of stocks than a diversified fund, and is thus also subject to the non-diversification risk. A large loss in an individual stock may cause a much larger loss in a non-diversified fund's value.

An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We appreciate your participation in the Van Eck Emerging Markets Fund and look forward to helping you meet your investment goals in the future.

[PHOTO]

/s/ David A. Semple

DAVID A. SEMPLE
PORTFOLIO MANAGER

July 18, 2005

                              EMERGING MARKETS FUND
--------------------------------------------------------------------------------

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

(1) The Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index is a market capitalization weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. "Free" indicates that the Index includes only those securities available to foreign (E.G. U.S.) investors.

(2) The Standard & Poor's (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small-stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

(3) The Morgan Stanley Capital International Europe, Australasia and the Far East (MSCI EAFE) Index is an unmanaged capitalization-weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East.

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/05 (UNAUDITED)
--------------------------------------------------------------------------------
AVERAGE ANNUAL                                     AFTER MAXIMUM    BEFORE SALES
TOTAL RETURN                                       SALES CHARGE*    CHARGE
--------------------------------------------------------------------------------
A shares--
--------------------------------------------------------------------------------
1 year                                                30.36%          38.38%
--------------------------------------------------------------------------------
5 year                                                (1.18)%          0.00%
--------------------------------------------------------------------------------
10 year                                                6.83%           7.47%
--------------------------------------------------------------------------------
Life (since 12/20/93)                                  6.39%           6.94%
--------------------------------------------------------------------------------
C shares--
--------------------------------------------------------------------------------
1 year                                                36.81%          37.81%
--------------------------------------------------------------------------------
Life (since 10/3/03)                                  23.18%          23.18%
--------------------------------------------------------------------------------

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND VALUE OF SHARES OF THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE INFORMATION REFLECTS CURRENT TEMPORARY WAIVERS OF EXPENSES AND/OR FEES. HAD THE FUND INCURRED ALL EXPENSES, INVESTMENT RETURNS WOULD HAVE BEEN REDUCED. THESE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DIVIDENDS AND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END IS AVAILABLE BY CALLING 1-800-826-2333 OR BY VISITING WWW.VANECK.COM.

*     A Shares: maximum sales charge is 5.75%
      C Shares: 1.00% redemption charge, first year

                              EMERGING MARKETS FUND
--------------------------------------------------------------------------------

                            GEOGRAPHICAL WEIGHTINGS*
                               AS OF JUNE 30, 2005
                                   (UNAUDITED)

                                  [PIE CHART]

South Korea                                                                22.0%
Brazil                                                                     11.7%
Cash/Equivalents less Other Assets Less Liabilities                         8.3%
Hong Kong                                                                   9.9%
Taiwan                                                                      7.5%
Singapore                                                                   6.7%
Mexico                                                                      5.1%
South Africa                                                                4.5%
Thailand                                                                    4.2%
Argentina                                                                   3.6%
Malaysia                                                                    3.4%
China                                                                       3.1%
Indonesia                                                                   2.9%
India                                                                       2.3%
Russia                                                                      1.3%
Israel                                                                      1.1%
Turkey                                                                      2.4%


--------------------------------------------------------------------------------
                                TOP TEN SECTORS*
                         AS OF JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------
Diversified ..........................................................     12.2%
Iron/Steel ...........................................................      6.7%
Electronics ..........................................................      6.0%
Oil & Gas .............................................................     5.3%
Transportation .......................................................      5.2%
Banks ................................................................      4.7%
Machinery - Diversified ..............................................      4.5%
Technology ...........................................................      4.5%
Real Estate ..........................................................      4.0%
Home Builders ........................................................      3.8%
--------------------------------------------------------------------------------

----------
*     PERCENTAGE OF NET ASSETS.
      PORTFOLIO IS SUBJECT TO CHANGE.

                              EMERGING MARKETS FUND
            TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 2005* (UNAUDITED)
--------------------------------------------------------------------------------

INVESTIMENTOS ITAU S.A. (ITAUSA)
(BRAZIL, 4.1%)

Itausa is a holding company, whose principal asset is a stake in Banco Itau, a leading bank in Brazil. Itausa also has operations in the insurance, construction materials, electronics, chemicals, real estate and telecommunications industries.

INSUN ENT CO., LTD.
(SOUTH KOREA, 3.7%)

Insun ENT specializes in waste management and recycling. Insun ENT also operates a real estate rental service and a building demolition business.

TAEWOONG CO., LTD.
(SOUTH KOREA, 3.2%)

Taewoong supplies forged ring and other free-forged components for the shipbuilding, power plant and industrial machinery industries.

NOBLE GROUP LTD.
(SINGAPORE, 3.1%)

Noble Group is a diversified commodities trading company, whose principal activities comprise agricultural, energy, finance, minerals and ores, logistics and technology. The company links producers and consumers on a global basis, integrating sourcing, marketing, processing and transportation of products and e-commerce.

ADVANTECH CO., LTD.
(TAIWAN, 3.0%)

Advantech manufactures and markets embedded personal computers, network computing products, industrial automation products and panel PCs.

SAMSUNG ELECTRONICS CO., LTD.
(SOUTH KOREA, 2.9%)

Samsung Electronics manufactures and exports a wide range of consumer and industrial electronic equipment, such as memory chips, semiconductors, personal computers, telecommunications equipment and televisions.

PETROLEO BRASILEIRO S.A. (PETROBRAS)
(BRAZIL, 2.6%)

Petrobras explores for, produces, refines, transports, and markets petroleum and petroleum products, including gasoline, diesel oil, jet fuel, aromatic extracts, petrochemicals and turpentine. The company operates refineries, oil tankers and a distribution pipeline grid in brazil and markets its products in brazil and abroad.

POSCO
(SOUTH KOREA, 2.6%)

POSCO manufactures hot and cold rolled steel products, stainless steel products, heavy plate and other steel products for the construction and shipbuilding industries. The company also has steel-related subsidiaries in domestic and overseas locations.

DOOSAN INFRACORE CO., LTD.
(SOUTH KOREA, 2.6%)

Doosan Infracore is South Korea's biggest maker of construction equipment, such as earthmoving and excavation machinery. Other products include diesel engines, power generators, machine tools, factory automation equipment and armored vehicles for the defense industry.

GS HOLDINGS CORP.
(SOUTH KOREA, 2.4%)

GS Holdings is a diversified holding company that owns South Korea's second largest oil refiner, GS-Caltex. GS Holdings also controls online shopping channel operator LG Home Shopping Inc. and retailer LG Mart.

----------
*     PORTFOLIO IS SUBJECT TO CHANGE.
      SOME COMPANY DESCRIPTIONS COURTESY OF BLOOMBERG.COM.

                              EMERGING MARKETS FUND
                       EXPLANATION OF EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                   Beginning            Ending            Expenses Paid
                                                                 Account Value       Account Value       During Period*
                                                                January 1, 2005      June 30, 2005       1/1/05-6/30/05
-----------------------------------------------------------------------------------------------------------------------
Class A              Actual                                        $1,000.00           $1,061.40            $11.60
                     Hypothetical (5% return before expenses)      $1,000.00           $1,013.53            $11.33
-----------------------------------------------------------------------------------------------------------------------
Class C              Actual                                        $1,000.00           $1,060.90            $14.15
                     Hypothetical (5% return before expenses)      $1,000.00           $1,011.06            $13.81
-----------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 2.27% on Class A shares and 2.77% on Class C shares, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

                             GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that the Class A shares of the Van Eck Global Hard Assets Fund provided a total return of 14.77% for the year-to-date period ended June 30, 2005. Developments in emerging markets, particularly China, fueled the demand for commodities and pushed up the prices of oil and other commodities globally. Hard asset securities outperformed the general stock market during the last five calendar years, and the first six months of 2005 saw a continuation of this trend. Indeed, the Goldman Sachs Natural Resources (GSR)(1) Index rose 15.55% for the first half, while the Standard & Poor's (S&P) 500 Index(2) returned -0.81%. Hard asset investments offered investors diversification benefits in the form of competitive returns and limited correlation to traditional financial markets during the period under review, however the Fund's performance slightly lagged that of the GSR Index.

MARKET AND ECONOMIC REVIEW

The first half of 2005 saw a continuation of the positive trends seen in hard asset sectors over the past five years. After reaching cyclical lows in the late 1990s, hard assets have rebounded to provide investors with attractive returns--both on an absolute basis and on a relative basis as compared to more traditional financial assets. Economic growth in the Far East, particularly China and India, has fueled unprecedented demand for commodities. Thus far in 2005, the benefits of global development have been distributed across many hard asset sectors, the most dramatic result being record pricing for oil. Overall, commodities (as measured by the CRB Index(3)) experienced a 5.67% gain for the year-to-date period, while commodity-related equities performed even better with a 15.55% return, as measured by the GSR Index.

ENERGY

While inventory builds, dollar strength and hedge fund selling set the sectors back earlier in the period, growing global demand and insecurity of supply pushed the prices of oil to $60 a barrel toward the end of June. Concerns over peaking oil production also continued to weigh in as supply-side issues involving political as well as serious technical challenges will need to be resolved in order to meet global demand. Industry experts have noted that there have been no new major oil discoveries since 1979. The market continued to focus on the limited spare capacity in the crude oil market. Perception of a potential distillate shortage was a key driver of the recent rise in crude prices (since mid May). Fundamentals in distillate remain healthy with inventories below normal levels, strong demand, talk of tankers taking distillate from the Gulf Coast to China, and a tight gas and oil market in Europe.

Also of note was the aggressive move by China toward the end of June to challenge U.S. dominance of the global energy market with an $18.5 billion bid by state-run firm Cnooc for the American petrochemical company Unocal. This takeover attempt underscored the rising demand for commodities coming from the world's most populous nation. Demand in China has grown so fast that it has overtaken Japan as the world's second biggest importer of crude after the U.S.

INDUSTRIAL METALS

2005 has been a challenging year so far for iron and steel companies and other metal-related stocks. Once among the market's leading sectors, metals have now become laggards. The cause is, in our view, the result of a basic pattern of commodity cycles. For example, just as a shortage of steel in the latter half of 2004 triggered a price boom, increasing supplies have weighed prices back down. While world economic growth has been steady, it has not been strong enough to absorb the new supply flooding the market. Worldwide steel output increased during the first six months of the year, with a significant increase of more than 25% seen in Chinese output. Though the government appears committed to slowing economic expansion, the mills continue to churn out more steel, and China will likely be a net exporter this year. Consequently, prices have softened, and several global steel producers have announced cutbacks and price cuts in response.

PRECIOUS METALS

After a six-month downward trend of lower highs, the gold market made a strong advance toward the end of the first half of 2005. The catalyst for the turnaround was the defeat of two referendums to ratify the European Union (EU) Constitution, first in France on May 29, then in the Netherlands in early June. Confidence in the European political and monetary block was further damaged by the inability of EU officials to reach a consensus on the 2007-2013 budget. For the past three years, the

                             GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

euro has been seen as a refuge from a falling dollar weighed down by unprecedented current account deficits and growing fiscal deficits. However, the markets have apparently come to realize that the Eurozone is no oasis of economic stability. We believe that the process of unification may perpetually risk failure so long as there are rules inhibiting the free flow of people, goods and capital across political boundaries. Importantly, gold made an all-time high in euros in June, breaking above the EUR350 ceiling that has been in place for the past three years.

Given recent strength of the U.S. dollar, some analysts have expressed surprise that gold was able to sustain levels above $400 this year. Strong physical demand from India, Turkey and the Middle East have helped to underpin the gold price. Economies in this region are booming due to growth in trade and the high oil prices. These are major centers of gold jewelry and a region in which gold plays a critical role as an investment vehicle. Also, early in the year, gold was being pressured by the British who were proposing to use IMF gold sales to eliminate $40 billion in poor country debt. As the year unfolded, this pressure subsided as it became apparent that the U.S. would not allow such sales.

A disappointing (and rare) aspect of the recent gold market has been the underperformance of the gold shares relative to gold. We have attributed the poor returns in gold shares to a lack of earnings growth due to increasing operating and capital costs, which in turn have been caused by strong commodities prices and strong local currencies. Since 2003 cost drivers such as diesel, copper and steel have increased by over 50% with the extraordinary demand from China. Likewise, a rise in labor costs has resulted from strong currencies in Australia, Canada and South Africa. Toward the end of the period, however, gold shares saw a return to their historical gold share index leverage to gold and advanced roughly double the gain in bullion in June.

REAL ESTATE

During the first six months of the year, real estate investments continued to turn in stronger-than-expected returns. REITs (real estate investment trusts) gained 6.35%, as measured by the Morgan Stanley REIT Index.(4) Overall, a tepid stock market and attractive dividend yields held investor interest, and net flows into the sector continued at a strong pace.

The first quarter of the year was somewhat challenging for the REIT markets. Investor sentiment suffered as many feared the sector was overvalued after a long period of outperformance. In addition, many believed that rising interest rates would have a negative impact on the performance of real estate equities. The second quarter, however, saw a recovery for most REITs and share prices rose. While U.S. economic growth moderated somewhat, lower expectations regarding inflation continued to pressure bond yields lower. This environment created a positive backdrop for REIT shares. Investors bid up higher quality REITs, and those with high earnings multiples and low dividend yields generally outperformed those with higher yields and lower multiples (I.E., those companies with higher quality balance sheets tended to outperform). The rise in REIT share prices during the latter half of the period can be attributed, in large part, to strong first quarter earnings reports that in most cases met or exceeded Wall Street expectations. In addition, many commercial property companies took advantage of growing acquisition opportunities and began to expand their portfolios rapidly during the period.

FOREST PRODUCTS AND PAPER

During the first six months of 2005, forest products and paper companies reported disappointing earnings, and the outlook for most paper grades continued to deteriorate. Costs in the form of chemicals, energy and wood chips continued to squeeze profit margins while operating rates remained low and demand remained tepid. The one bright spot has been timberland. Prices in this sector escalated as endowments and pensions sought out uncorrelated asset classes, resulting in money flowing into this sector characterized by limited supply.

FUND REVIEW

During the first half of the year, we continued to concentrate the Fund's assets in the energy complex. We have found strong value opportunities in the equity component of the energy universe, as we believe that energy company valuations have not discounted nearly what the "crude forward curve" on the commodity side suggests for long-term prices. The "crude forward curve" describes the anticipated value of the future spot price of oil compared to the current price and is influenced, among other factors, by current price and inventory levels, transportation and storage costs and

                             GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

supply/demand balances. Given our view on the maturity of North American oil and natural gas reserves, a critical component of our investment consideration has been to obtain exposure to discoveries of major emerging resources. In recent years, significant low-risk resource plays have evolved in areas such as the Pinedale Anticline in Wyoming and the Barnett Shale in the Fort Worth Basin, Texas. The shares of companies developing these plays have shown strong outperformance. For example, Southwestern Energy Co. (2.9% of Fund net assets as of June 30) may potentially be uncovering significant resources in the Fayetteville Shale trend in Arkansas, and we have taken a meaningful stake in the company.

We have closely watched the industrial metal complex in search of compelling value opportunities, which we believe reside on the equity side. There has been quite a bit of consolidation activity in the space during the past twelve months, and we look for additional acquisitions to take place. We have developed a strong outlook for industrial metals such as nickel and zinc. We have been less excited about copper, which we believe may have peaked. Therefore, we have concentrated the Fund's industrial metals exposure into nickel and zinc stocks, as well as the commodity in the case of zinc.

Over the course of the past six months, we have taken some capital out of the precious metals arena. We preferred to allocate resources to other commodity-related sectors, as we believed gold would underperform in light of a strengthening dollar. We do, however, maintain a bullish longer-term view on gold. As gold shares are currently trading at unprecedented valuation levels compared with bullion, we see value in gold-mining companies and believe that there will be more corporate acquisition activity at these price points.

The Fund's exposure to the overall real estate sector remained relatively stable, changing from 5.0% at year-end 2004 to 4.0% at June 30, 2005. The Fund's primary concentration within the sector remains in North American real estate markets. In terms of property sectors, the Fund maintained its large allocation to the lodging sector (1.6% of Fund net assets at June 30), as fundamentals for luxury hotels in major urban areas continued to accelerate rapidly. We also focused on the apartment sector, as we felt that the group may benefit from continued talks of a housing bubble (the increase in housing activity had hurt the apartment sector in recent years). Overall, we remain committed to real estate equities as a means to offer portfolio stability and risk management, as the correlation of REITs to other commodity universes is relatively low. However, given real estate's deteriorating valuations and the attractiveness of other hard asset sectors, we have focused the Fund's capital on attractive investment opportunities elsewhere in the hard asset universe.

Exposure to the forest products and paper sector remained at a modest 6.2% throughout the first half of the year. While Canadian producers appeared to be in a structurally negative environment as a result of the strong Canadian dollar and reduced fiber sources, there were investment opportunities in other areas of the group as valuations remained reasonably attractive.

                                      * * *

While we continue to believe there is significant growth potential in hard asset sectors, we would like to stress to investors that careful due diligence should be exercised when choosing the means of exposure to commodities. The Van Eck Global Hard Assets Fund distinguishes itself by investing in both commodity-related equities and commodity derivatives. In addition, the Fund invests in several different hard asset sectors across many geographic regions. This investment style, in our view, offers a diversified approach to natural resource investing and can potentially limit volatility when compared to funds that invest in only one sector.

The Fund is subject to risks associated with its investments in hard assets, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund's securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund is also subject to non-diversification risk, illiquid securities risk, risks associated with investment in debt securities, including credit risk and interest rate risk, inflation risk, and foreign securities risks, including those related to adverse political and economic developments unique to a country or a region,

                             GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

currency fluctuations or controls, and the possibility of expropriation, nationalization or confiscatory taxation.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940 (the "1940 Act") to enable it to concentrate its assets in a narrower group of stocks than a diversified fund, and is thus also subject to the non-diversification risk. A large loss in an individual stock may cause a much larger loss in a non-diversified fund's value.

An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We appreciate your continued investment in the Van Eck Global Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.

JULY 11, 2005

[PHOTO]                                                  [PHOTO]
/s/ Derek S. van Eck                                     /s/ Charles T. Cameron
DEREK S. VAN ECK                                         CHARLES T. CAMERON
INVESTMENT TEAM MEMBER                                   INVESTMENT TEAM MEMBER

[PHOTO]                                                  [PHOTO]
/s/ Joseph M. Foster                                     /s/ Samuel R. Halpert
JOSEPH M. FOSTER                                         SAMUEL R. HALPERT
INVESTMENT TEAM MEMBER                                   INVESTMENT TEAM MEMBER

[PHOTO]                                                  [PHOTO]
/s/ Gregory F. Krenzer                                   /s/ Charl P. deM. Malan
GREGORY F. KRENZER                                       CHARL P. DEM. MALAN
INVESTMENT TEAM MEMBER                                   INVESTMENT TEAM MEMBER

[PHOTO]
/s/ Shawn Reynolds
SHAWN REYNOLDS
INVESTMENT TEAM MEMBER

                             GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

(1) The Goldman Sachs Natural Resources (GSR) Index is a modified capitalization-weighted index which includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

(2) The S&P (Standard & Poor's) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small-stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

(3) The CRB/Reuters Futures Price (CRB) Index is an equal-weighted geometric average of commodity price levels relative to the base year average price.

(4) The Morgan Stanley REIT (RMS) Index is a total return index of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/05 (UNAUDITED)
--------------------------------------------------------------------------------
AVERAGE ANNUAL                                     AFTER MAXIMUM    BEFORE SALES
TOTAL RETURN                                       SALES CHARGE*    CHARGE
--------------------------------------------------------------------------------
A shares--
--------------------------------------------------------------------------------
1 year                                                29.87%          37.83%
--------------------------------------------------------------------------------
5 year                                                14.37%          15.72%
--------------------------------------------------------------------------------
10 year                                               11.13%          11.79%
--------------------------------------------------------------------------------
Life (since 11/2/94)                                  11.35%          11.96%
--------------------------------------------------------------------------------
C shares--
--------------------------------------------------------------------------------
1 year                                                35.90%          36.90%
--------------------------------------------------------------------------------
5 year                                                14.84%          14.84%
--------------------------------------------------------------------------------
10 year                                               11.21%          11.21%
--------------------------------------------------------------------------------
Life (since 11/2/94)                                  11.39%          11.39%
--------------------------------------------------------------------------------

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND VALUE OF SHARES OF THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE INFORMATION REFLECTS CURRENT TEMPORARY WAIVERS OF EXPENSES AND/OR FEES. HAD THE FUND INCURRED ALL EXPENSES, INVESTMENT RETURNS WOULD HAVE BEEN REDUCED. THESE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DIVIDENDS AND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END IS AVAILABLE BY CALLING 1-800-826-2333 OR BY VISITING WWW.VANECK.COM.

*     A Shares: maximum sales charge is 5.75%
      C Shares: 1.00% redemption charge, first year

                             GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

                             GEOGRAPHICAL WEIGHTINGS
                              AS OF JUNE 30, 2005*
                                   (UNAUDITED)

                                  [PIE CHART]

United States                                                              59.3%
Hong Kong                                                                   0.2%
Russia                                                                      0.2%
Peru                                                                        0.3%
Finland                                                                     0.4%
Norway                                                                      0.6%
France                                                                      1.2%
Brazil                                                                      3.1%
South Africa                                                                3.1%
Australia                                                                   3.2%
United Kingdom                                                              4.2%
Canada                                                                     14.6%
Short-Term Obligations                                                      9.6%

--------------------------------------------------------------------------------
                                SECTOR BREAKDOWN*
                         AS OF JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------
Oil & Gas ...........................................................     46.4%
Mining ..............................................................     17.5%
Oil & Gas Services ..................................................     12.3%
Forest Products & Paper .............................................      6.2%
Real Estate .........................................................      1.8%
Lodging .............................................................      1.6%
Agriculture .........................................................      1.3%
Engineering & Construction ..........................................      1.3%
Electric ............................................................      0.8%
REITs ...............................................................      0.6%
Transportation ......................................................      0.5%
Healthcare Services .................................................      0.1%
Short-Term Obligations ..............................................      9.6%
--------------------------------------------------------------------------------

----------
*     PERCENTAGE OF NET ASSETS.
      PORTFOLIO IS SUBJECT TO CHANGE.

                             GLOBAL HARD ASSETS FUND
            TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 2005* (UNAUDITED)
--------------------------------------------------------------------------------

GLOBALSANTAFE CORP.
(U.S., 3.7%)

GlobalSantaFe is an international offshore and land contract driller and provides drilling-related services, including third-party rig operators, incentive drilling and drilling engineering and project management services.

HALLIBURTON CO.
(U.S., 3.6%)

Halliburton provides energy services and engineering and construction services and also manufactures products for the energy industry. The company offers discrete services and products and integrated solutions to customers in the exploration, development and production of oil and natural gas.

BJ SERVICES CO.
(U.S., 3.3%)

BJ Services provides pressure pumping and other oilfield services for the petroleum industry. The company's pressure pumping services consist of cementing and stimulation services used in the completion of new oil and natural gas wells, and in remedial work on existing wells, both onshore and offshore. Other services include product and equipment sales and inspection.

NABORS INDUSTRIES LTD.
(U.S., 3.0%)

Nabors Industries is a land drilling contractor and also performs well servicing and workovers. The company conducts oil, gas and geothermal land drilling operations in the continental United States, Alaska and Canada as well as in South and Central America and the Middle East. Nabors' well-site services include oilfield management, well logging and other support services.

SOUTHWESTERN ENERGY CO.
(U.S., 2.9%)

Southwestern Energy is an integrated energy company primarily focused on natural gas. The company explores for and produces natural gas and crude oil. Southwestern Energy also conducts operations in natural gas gathering, transmission and marketing as well as natural gas distribution.

TALISMAN ENERGY, INC.
(CANADA, 2.5%)

Talisman Energy is a Canadian-based international upstream oil and gas producer with operations in Canada, the North Sea and Indonesia. The company also conducts exploration in Algeria, Trinidad and Colombia.

NEWFIELD EXPLORATION CO.
(U.S., 2.4%)

Newfield Exploration is an independent oil and gas company, which explores, develops and acquires oil and natural gas properties. The company operates in the Gulf of Mexico, the onshore United States Gulf Coast, offshore Australia and the Bohai Bay in China.

XTO ENERGY, INC.
(U.S., 2.2%)

XTO Energy is a natural gas producer that acquires, exploits and develops long-lived oil and gas properties. The company's properties are all located in the United States, concentrated in Texas, Oklahoma, Kansas, New Mexico, Colorado, Arkansas, Wyoming, Louisiana and Alaska.

BOIS D'ARC ENERGY, INC.
(U.S., 2.0%)

Bois d'Arc Energy discovers and produces oil and natural gas in the Gulf of Mexico Shelf. The company's operations include the usage of seismic and drilling technology.

RANDGOLD RESOURCES LTD.
(UK, 2.0%)

Randgold Resources explores for and develops mines and mineral interests in sub-Saharan Africa. The company also acquires and rehabilitates existing under-performing gold mines as well as mature exploration programs and bulk tonnage shallow deposits with gold producing potential. Randgold has interests in C(TM)te d'Ivoire, Mali, Tanzania and Senegal.

----------
*     PORTFOLIO IS SUBJECT TO CHANGE.
      COMPANY DESCRIPTIONS COURTESY OF BLOOMBERG.COM.

                             GLOBAL HARD ASSETS FUND
                       EXPLANATION OF EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                   Beginning            Ending            Expenses Paid
                                                                 Account Value       Account Value       During Period*
                                                                January 1, 2005      June 30, 2005       1/1/05-6/30/05
-----------------------------------------------------------------------------------------------------------------------
Class A              Actual                                        $1,000.00           $1,147.70            $ 8.79
                     Hypothetical (5% return before expenses)      $1,000.00           $1,016.61            $ 8.25
-----------------------------------------------------------------------------------------------------------------------
Class C              Actual                                        $1,000.00           $1,143.70            $12.28
                     Hypothetical (5% return before expenses)      $1,000.00           $1,013.34            $11.53
-----------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.65% on Class A shares and 2.31% on Class C shares, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

Dear Shareholder:

The Class A shares of the Van Eck International Investors Gold Fund produced a total return of -4.71% for the six months ended June 30, 2005. In comparison, the Fund's benchmark, the Philadelphia Stock Exchange Gold and Silver (XAU) Index,(1) returned -5.76% for the same period.

For the semi-annual period, gold prices generally held their ground, declining just $2.95 or 0.67% to finish at $435.50 an ounce. Over the six months, gold prices were range-bound between approximately $410 and $445 an ounce, trading at the lower end of the range in February and May and testing the upper levels in March and June. Unfortunately, gold shares were unable to keep pace with the performance of gold during the first half. For example, the Financial Times
(FTSE) Gold Mines Index(2) declined 6.04% over the six months ended June 30, 2005, and the AMEX Gold Miners Index(3) lost 4.98%. Regionally, most gold shares were down. African stocks returned -4.31% for the six-month period as measured by the FTSE African sub-index(2). The FTSE Australia sub-index(2) declined 3.41% while the FTSE North American sub-index(2) fell the most with a 6.74% decline over the same period.

MARKET AND ECONOMIC REVIEW

The range-bound performance of gold during the first half may seem uninspiring, but we believe it is actually quite remarkable when considering that the main driver of gold prices over the past three years--a declining U.S. dollar--was working against it during this period. Specifically, for three years, the market has sought refuge in the euro as protection from a U.S. dollar plagued by record current account deficits and growing fiscal deficits. However, the U.S. Dollar
(DXY) Index(4) gained 10.19% during the first half of 2005. Historically, gold has shown a strong negative correlation with the U.S. dollar, normally falling during periods of dollar strength and rising as the dollar weakens. During this period, there were a couple of events that caused gold prices to climb as the U.S. dollar also rose. First, both the French and Dutch voted "no" on a referendum for the European Union (EU)

Constitution. Second, European officials failed to agree on an EU budget. It seemed that investors were having doubts about the viability of the euro in the long term. Indeed, using the German deutsche mark as a historical proxy, gold prices reached 15-year highs in euro-terms for the month of June 2005. Gold prices posted similar long-term highs in Japanese yen, Swiss francs and British pounds. Gold performed its vital role as a sound currency of last resort, even gaining $18.25 an ounce in U.S. dollar terms during June.

Given the strength the U.S. dollar showed during the period, some analysts expressed surprise that gold was able to sustain levels above $400 an ounce this year. However, strong physical demand from India, Turkey and the Middle East helped to underpin the gold price. Economies in this region have been booming due to both trade growth and high oil prices. These nations are also major centers of gold jewelry and a region in which gold continues to play a critical role as an investment vehicle. Further, early in the year, gold was being pressured by the British who were proposing to use International Monetary Fund
(IMF) gold sales to eliminate $40 billion in poor country debt. As the year unfolded, this pressure subsided as it became apparent that the U.S. would not approve such sales.

In stark contrast to 2004, there was little merger and acquisition activity in the gold sector during the first half of 2005. Several of last year's mergers were voted down by shareholders because the proposals did not create value or adequate synergies. Companies were then forced to more carefully consider the merits of corporate activity or spend more effort seeking organic growth in 2005. Also, the industry remained under the same cost pressures experienced in 2004. Commodities--such as copper, diesel fuel and steel--increased by over 50% in the last 18 months. Except for the move to $455 an ounce in December 2004, gold prices remained fairly flat over the same time period, causing profit margins to be squeezed.

FUND REVIEW

One of the Fund's best performers during the semi-annual period was UK stock Randgold Resources

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

(7.2% of Fund net assets at June 30). Randgold, which gained 23.1% during the first half of the year, produces gold at the Morila mine in Mali, West Africa. It is developing its second major open pit mine called Loulo, where successful drilling at depth has revealed an underground deposit that should enable the company to increase production and mine life.

Another significant contributor to Fund performance was Canada's Goldcorp (8.1% of Fund net assets at June 30), which gained 10.3% during the period. Goldcorp's 2004 merger with Wheaton River was completed early in 2005, and the "new" Goldcorp is apparently attracting a broader range of investors with its outstanding cash flow and goal of reaching two million ounces of annual production.

Unfortunately, advancing stocks were the exception during the first half of the year. Canada's Placer Dome, South Africa's Harmony and the U.S.' Newmont Mining (4.3%, 1.9% and 0.0% of Fund net assets at June 30, respectively) reported disappointing results during the first quarter due to rises in production costs and operating problems at some of their mines. Placer's share price declined 18.5% over the six months, Harmony was off 7.7% and Newmont fell 11.7%. The poor semi-annual results of these industry leaders cast a cloud over the sector overall, causing many other stocks to decline as well in what we would characterize as an industry de-rating. During the second quarter, the major gold equity indices traded at their lowest levels ever relative to the prevailing gold price.

                                      * * *

Possibly the most significant aspect of the recent gold market is the June price rise against all major currencies. There have been several periods lasting a few weeks at a time since the bull market began in 2001 when gold prices rose in all currencies due to terrorist attacks or war fears. However, there were two differences this time. First, in June 2005, this phenomenon was driven by economic and monetary considerations rather than by geopolitical safe haven concerns. Second, the rise in gold prices this time moved those prices to new long-term highs in foreign currencies.

During periods of acute financial, economic and/or geopolitical stress, gold can make a lasting rise against all currencies. In fact, there were two such episodes in the 1970s when gold re-rated to a higher trading range in a process that took place over a period of three to six months. While it is too early to know if such a re-rating process is currently under way, there are risks to economic growth in many areas that would justify a move by more investors to embrace gold to hedge against such risk. These risks include:

o U.S. current account deficits growing to new records above 6% of Gross Domestic Product (GDP);

o     Household debt growing to unprecedented levels;

o Possible negative wealth effect caused by a bursting of the housing bubble;

o     Increasing government borrowing;

o     Terrorist threats and wars in Iraq and Afghanistan;

o     Slowing economies in Europe and Japan;

o     High oil prices.

Another driver of gold prices is physical demand for jewelry. While physical demand during the first half of 2005 was supportive of gold prices, the summer months are normally the weakest season. We expect this year to be no exception, which may act to counter any increases in investment demand in the short term.

On another front, gold mining companies have been struggling to cope with rising operating and capital costs due to surging commodities prices and strong local currencies. While we expect poor results again with second quarter reports in July and August, several companies have already indicated the second half should see some improvements in earnings. Further, given the significant increases in cost drivers, such as commodities, Australian dollar, Canadian dollar and South African rand, over the past couple of years, it is difficult to imagine further such escalation in costs. In our view, 2005 may be the final year of adjustment, which would mean the industry should begin to show more sustainable

                                                          (CONTINUED ON PAGE 19)

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMENTARY FROM FOUNDER, JOHN C. VAN ECK:

AS A FIRM THAT HAS OFFERED INVESTORS INNOVATIVE ALTERNATIVES TO THE U.S. EQUITY AND FIXED INCOME MARKETS FOR OVER FIFTY YEARS, WE MAINTAIN THAT ADDING GLOBALLY DIVERSIFIED STRATEGIES TO A PORTFOLIO CAN REDUCE RISK AND MAY INCREASE GROWTH POTENTIAL. IN OUR VIEW, ECONOMIC AND FINANCIAL RISKS THAT ARE EVIDENT TODAY MAY JUSTIFY AN ALLOCATION TO GOLD-ORIENTED INVESTMENTS.

THE VIEW FROM A TOP WORLD BANKER

The Chairman of the Board of Directors and President of the Bank for International Settlements (B.I.S.), which is the central banks' bank, commented at the Bank's June annual meeting that although near-term prospects for the global economy appear positive, a closer look reveals some disturbing signs that counsel caution. These signs include growing external and internal imbalances and debts.

TRADE DEFICITS -- The geographical distribution of demand and growth has been very uneven. The United States and emerging Asia have grown very fast, while the Eurozone and Japan have expanded much more slowly. This growth differential has contributed to growing current account imbalances. For example, the U.S. current account deficit reached an unprecedented 5.7% of GDP last year and is expected to widen even further.

HOUSEHOLD DEBT -- Household demand, including residential investment, has been very strong, driving a rise in household debt. Indeed, in the industrialized world, this demand accounted for an estimated 80% of growth between 2001 and 2004. As a corollary, household debt/income ratios have risen to unprecedented levels in many countries. For example, in the U.S., outstanding household debt rose from $7.6 billion (101.9% of disposable personal income) in 2001 to $10.3 billion (118.9% of disposable personal income) in 2004. By contrast, business fixed investment has been quite weak.

ASSET PRICES -- Major policy stimulus has played a crucial role in the strength of the economic recovery since 2001. Several major industrial countries have had a sharp deterioration in their fiscal positions, including budgetary deficits. Likewise, monetary policies have been and remain generally accommodative. Inflation-adjusted policy interest rates have not been so low for so long in so many countries since the late 1960s and early 1970s. Indeed, rates have been hovering around zero in many countries, including the U.S. This unusual configuration reflects, in part, a response to the slowdown early in this decade, as the equity market bubble burst and investment plunged. Arguably, this policy stimulus has also contributed to the widespread search for yield in financial markets, encouraging exceedingly accommodative financial conditions and frothy property and asset prices. Domestic financial sectors debt outstanding grew from $9.1 trillion (90% of GDP) in 2001 to $11.8 trillion (101% of GDP) in 2004.

Against this background, the short-term challenge is to address these three sources of potential unsustainability without, in the process, inducing a marked slowdown in world growth. In the absence of timely policy action, which the B.I.S. fears simply will not happen in the near term but that "time might well be running out," the risk is that a disruptive market-driven adjustment might take place.

IMPLICATIONS OF THIS VIEW ON INVESTMENT DEMAND FOR GOLD

Since the Federal Reserve Board began to reduce short-term interest rates in 2001, the search for yield in financial markets has driven lower quality bonds and many other assets higher with a corresponding increase in investor complacency and tolerance for market risk. The increase in household debt has contributed to the greatest housing boom and housing price increase that the United States has ever seen. The longer these and other OimbalancesO grow, the more brutal could be the market adjustment if and when it comes.

There may also be a risk that the Federal Reserve Board's policy of setting short-term interest rates below natural free market rates "to maximize sustainable growth" may finally become ineffective. If a new threat of deflation comes and forces another cut in interest rates to even lower levels, as in Japan, the extra borrowing needed to stimulate the economy might not be forthcoming.

If the risk of a serious market adjustment should develop, it might well cause deflation and bear markets. Investors could well become risk-averse and convert a portion of their risky investment portfolios into defensive assets, such as cash and gold. More investors may choose gold as a relatively riskless preferred "store of value" over treasuries. Accordingly, the investment and speculative demand for gold could be expected to grow. The fact that, since the lows in the price of gold experienced during may 2005, gold prices have risen in terms of the euro and the yen, as well as the u.S. Dollar, may indicate that gold's investment merits are being more widely recognized and that gold's investor sentiment has improved globally.

NOT INTENDED AS A PREDICTION OF FUTURE RESULTS.
--------------------------------------------------------------------------------

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

margin growth going into 2006. In addition, a lower earnings outlook has largely been priced into the market, as the gold shares have underperformed gold in 2004 and 2005 year to date. Now that valuations have been established at a lower base, we believe gold shares may well begin to show the leverage to gold prices that investors experienced at earlier stages of the current bull market as well as in past gold cycles.

Given this view, we have positioned the Fund to take advantage of a more positive gold market during the second half of 2005. Our team is seeing more potential for growth and better operating performance within mid-tier companies, such as Glamis, Randgold and Goldcorp (7.1%, 7.2% and 8.1% of Fund net assets as of June 30, respectively). We also intend to maintain the Fund's emphasis on small-cap or "junior" companies with promising properties, which should benefit substantially from a rising gold price. We further intend to maintain the Fund's underweighted position in large-cap stocks of companies that carry a greater inventory of aging mines, which we believe may struggle to maintain current levels of production.

The Fund is subject to non-diversification risk, frequent trading risk, precious metals risk, industry concentration risks and foreign securities risks, including those related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of expropriation, nationalization or confiscatory taxation.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940 (the "1940 Act") to enable it to concentrate its assets in a narrower group of stocks than a diversified fund, and is thus also subject to the non-diversification risk. A large loss in an individual stock may cause a much larger loss in a non-diversified fund's value.

An investment in the Fund involves the risk of losing money and should be considered part of an overall investment program, not a complete investment program.

We appreciate your continued investment in the Van Eck International Investors Gold Fund, and we look forward to helping you meet your investment goals in the future.

[PHOTO]                                                  [PHOTO]
/s/ Joseph M. Foster                                     /s/ Charl P. deM. Malan
JOSEPH M. FOSTER                                         CHARL P. DEM. MALAN
INVESTMENT TEAM MEMBER                                   INVESTMENT TEAM MEMBER

[PHOTO]
/s/ John C. van Eck
JOHN C. VAN ECK
FOUNDER

July 13, 2005

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

(1) The Philadelphia Stock Exchange Gold and Silver (XAU) Index is a capitalization-weighted index that includes the leading companies involved in the mining of gold and silver.

(2) The Financial Times (FTSE) Gold Mines Index is a market capitalization-weighted global index of gold-mining shares.

(3) AMEX Gold Miners Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold and silver.

(4) The U.S. Dollar (DXY) Index indicates the general international value of the U.S. dollar. The DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies.

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/05 (UNAUDITED)
--------------------------------------------------------------------------------
AVERAGE ANNUAL                                     AFTER MAXIMUM    BEFORE SALES
TOTAL RETURN                                       SALES CHARGE*    CHARGE
--------------------------------------------------------------------------------
A shares--
--------------------------------------------------------------------------------
1 year                                                 3.48%           9.81%
--------------------------------------------------------------------------------
5 year                                                19.58%          21.02%
--------------------------------------------------------------------------------
10 year                                               (0.10)%          0.50%
--------------------------------------------------------------------------------
15 year                                                1.46%           1.86%
--------------------------------------------------------------------------------
20 year                                                3.19%           3.49%
--------------------------------------------------------------------------------
Life (since 2/10/56)                                   9.37%           9.50%
--------------------------------------------------------------------------------
C shares--
--------------------------------------------------------------------------------
1 year                                                 8.21%           9.20%
--------------------------------------------------------------------------------
Life (since 10/3/03)                                   5.06%           5.06%
--------------------------------------------------------------------------------

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND VALUE OF SHARES OF THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE INFORMATION FOR CLASS C SHARES REFLECTS CURRENT TEMPORARY WAIVERS OF EXPENSES AND/OR FEES. HAD THE FUND INCURRED ALL EXPENSES, INVESTMENT RETURNS WOULD HAVE BEEN REDUCED. THESE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DIVIDENDS AND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END IS AVAILABLE BY CALLING 1-800-826-2333 OR BY VISITING WWW.VANECK.COM.

*     A Shares: maximum sales charge is 5.75%
      C Shares: 1.00% redemption charge, first year

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

                             GEOGRAPHICAL BREAKDOWN*
                               AS OF JUNE 30, 2005
                                   (UNAUDITED)

                                  [PIE CHART]

Canada                                                                     52.1%
Cash/Equivalents less Other Assets Less Liabilities                         2.5%
Sweden                                                                      0.4%
Peru                                                                        2.1%
United Kingdom                                                              7.2%
Australia                                                                   9.6%
South Africa                                                               15.0%
United States                                                              11.1%

--------------------------------------------------------------------------------
                                SECTOR BREAKDOWN*
                         AS OF JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------
GOLD MINING ..........................................................     84.2%
Gold and Other Metals ................................................      7.1%
Platinum .............................................................      3.2%
Silver Mining ........................................................      3.0%
Cash/Equivalents less Other Assets
  Less Liabilities ...................................................      2.5%
--------------------------------------------------------------------------------

----------
*     PERCENTAGE OF NET ASSETS.
      PORTFOLIO IS SUBJECT TO CHANGE.

                        INTERNATIONAL INVESTORS GOLD FUND
                TOP TEN HOLDINGS AS OF JUNE 30, 2005* (UNAUDITED)
--------------------------------------------------------------------------------

GOLDCORP, INC.
(CANADA, 8.1%)

Goldcorp is a North American gold producer. The company owns a gold mine located in South Dakota, U.S. and has industrial mineral operations in Saskatchewan, Canada. Goldcorp also owns the Red Lake Mine in Ontario, Canada, considered the richest grade gold mine in the world.

RANDGOLD RESOURCES LTD.
(UK, 7.2%)

Randgold explores for and develops mines and mineral interests in sub-Saharan Africa. The company also acquires and rehabilitates existing under-performing gold mines as well as mature exploration programs and bulk tonnage shallow deposits with gold producing potential. The group has interests in C(TM)te d'Ivoire, Mali, Tanzania and Senegal.

GLAMIS GOLD LTD.
(U.S., 7.1%)

Glamis Gold produces gold in Nevada and California. The company has additional exploration and development activities in Honduras, Guatemala, Panama and El Salvador. Glamis continues to pursue acquisitions and development opportunities in precious metals in the Americas.

NEWCREST MINING LTD.
(AUSTRALIA, 5.4%)

Newcrest Mining is a gold-mining, exploration and production company. The company's exploration projects include Telfer and Boddington, which are located in Western Australia. The company also is developing and exploring at the Cadia Hill and Ridgeway projects in New South Wales and the Gosowong project in Indonesia.

PLACER DOME, INC.
(CANADA, 4.3%)

Placer Dome is a gold-mining company. The company holds interests in mines located in Australia, Canada, Chile, Papua New Guinea, South Africa and the United States.

IAMGOLD CORP.
(CANADA, 4.2%)

IAMGOLD explores and develops mineral properties. The company's principal asset is a gold mine in Mali, West Africa. IAMGOLD is also conducting exploration in other West African countries, Brazil, Argentina and Ecuador.

GOLD FIELDS LTD.
(SOUTH AFRICA, 4.2%)

Gold Fields is a global gold-mining, development and exploration company with operations in South Africa, Ghana and Australia. The group's principal operating mines include Driefontein, Kloof, Beatrix and St. Helena. Gold Fields also has a platinum project undergoing evaluation in Finland.

ANGLOGOLD ASHANTI LTD.
(SOUTH AFRICA, 3.7%)

AngloGold Ashanti is a holding company for a group of companies, which explore for and mine gold internationally. The group has operations in the Vaal River and West Witwatersrand areas of South Africa as well as Namibia, Mali, Brazil, Argentina, Australia, Tanzania and the United States.

MERIDIAN GOLD, INC.
(CANADA, 3.5%)

Meridian Gold is a gold production and exploration company operating in the United States and Chile.

IMPALA PLATINUM HOLDINGS LTD.
(SOUTH AFRICA, 3.2%)

Impala Platinum Holdings, or Implats, is the holding company for a group of companies that operate platinum mines. In addition to platinum, Implats mines, produces and markets other platinum group metals, such as palladium, rhodium and nickel. The company also provides refining services for base and precious metals producers.

----------
*     PORTFOLIO IS SUBJECT TO CHANGE.
      SOME COMPANY DESCRIPTIONS COURTESY OF BLOOMBERG.COM.

                        INTERNATIONAL INVESTORS GOLD FUND
                       EXPLANATION OF EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                   Beginning            Ending            Expenses Paid
                                                                 Account Value       Account Value       During Period*
                                                                January 1, 2005      June 30, 2005       1/1/05-6/30/05
-----------------------------------------------------------------------------------------------------------------------
Class A              Actual                                        $1,000.00           $  952.90            $ 8.67
                     Hypothetical (5% return before expenses)      $1,000.00           $1,015.92            $ 8.95
-----------------------------------------------------------------------------------------------------------------------
Class C              Actual                                        $1,000.00           $  950.40            $12.09
                     Hypothetical (5% return before expenses)      $1,000.00           $1,012.40            $12.47
-----------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.79% on Class A shares and 2.50% on Class C shares, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

                               MID CAP VALUE FUND
--------------------------------------------------------------------------------

Dear Shareholder:

The Class A shares of the Van Eck Mid Cap Value Fund produced a total return of -1.01% for the six months ended June 30, 2005. In comparison, mid-cap stocks in general returned 3.92% for the same period, as measured by the Russell Midcap Index.(1) The Fund also lagged the Russell 2500 Value Index,(2) which gained 3.09%.

MARKET AND ECONOMIC REVIEW

U.S. equity indices ended the six-month period with mixed results. Mid-capitalization stocks showed the strongest relative performance. Large-capitalization stocks followed, outpacing their small-cap counterparts after a six-year period of small-cap outperformance. The market favored the value style over the growth style of investing across all capitalization sectors, although the performance gap between the two styles continued to diminish.

For much of the semi-annual period, the U.S. equity market was focused on factors such as fluctuating crude oil prices, rising inflationary pressures, job growth concerns, relative value of the U.S. dollar versus other major currencies and ongoing instability in the Middle East that continued to affect the U.S. economy. Furthermore, the Federal Reserve Board raised interest rates four times during the period, bringing the targeted federal funds rate from 2.25% at the beginning of the reporting period to 3.25% at the end.

FUND REVIEW

The Fund's relative results for the semi-annual period were due primarily to weaker performance in the banks and materials industry groups than the same industry groups in the Russell Midcap Index. Stock selection in the technology hardware and equipment, capital goods, and food and staples retailing industries also hurt relative performance. While the utilities industry group had good performance for the period, the weighting held in the Fund was less than in the Russell Midcap Index and therefore detracted from relative returns.

Further detracting from Fund performance was its underweighted exposure to the top 25% of companies within the Russell Midcap Index, as measured by market capitalization. For the six months ended June 30, 2005, these larger mid-cap companies outperformed the smaller mid-cap companies in the Index. However, unlike the Index, which has a larger weighting in securities with larger market capitalizations, the Fund attempts to have equal weights among the securities in its portfolio. It is important to note that the Fund was invested in some, but not all, of the companies in the Russell Midcap Index.

On the positive side, stock selection proved effective in the energy, healthcare equipment and services, consumer services, retailing and utilities industry groups. The Fund's performance also benefited from its relative overweighting in energy.

Indeed, during the six-month period, stocks in the energy industry made the greatest positive contributions to the Fund's performance, each benefiting from the new record highs set by crude oil prices. For example, petroleum refiner Premcor (2.3% of Fund net assets at June 30) provided outstanding results of 76.0%(3) for the first half of this year. Other strong performers for the Fund included energy company Valero Energy (0.6% of Fund net assets at June 30, +57.9% for the six-month period), petroleum refiner and marketer Sunoco (2.4% of Fund net assets at June 30, +40.0%), healthcare and managed care provider PacifiCare Health Systems (2.1% of Fund net assets at June 30, +26.4%), and mortgage financing and related services firm Ryland Group (1.8% of Fund net assets at June 30, +32.1%).

Of course, not all of the Fund's holdings performed well. InFocus (0.8% of Fund net assets at June 30), which offers projectors, thin displays and related accessories, was the Fund's worst performing stock during the semi-annual period, when taking the impact of both total returns and weightings into consideration, and lost 54.8%. Other holdings that detracted from the Fund's performance included First BanCorp. (1.1% of Fund net assets at June 30, -36.3%) and Doral Financial (0.3% of Fund net assets at June 30, -65.7%) in financials and United States Steel (1.1% of Fund net assets at June 30, -32.6%) and Steel Dynamics (0.9% of Fund net assets at June 30, -30.1%) in materials.

                               MID CAP VALUE FUND
--------------------------------------------------------------------------------

We made several changes to the Fund's portfolio during the first half of 2005, continuing the process we began since taking over as investment managers in June 2003. For example, we increased the Fund's weighting in the transportation industry group from 2.9% at the end of December 2004 to 5.2% at June 30, 2005. Over the same period, we decreased the Fund's weighting in consumer staples from 14.0% to 11.4%.

We also made several buys and sells during the semi-annual period. We purchase stocks for the Fund that have relatively improving operating characteristics and are relatively undervalued based on our proprietary model. Among the securities that fit the Fund's purchase criteria during the six months were utility company DPL Inc., automotive retailer AutoNation and insurance business holding company Alleghany Corp. (1.1%, 1.4% and 0.2% of Fund net assets at June 30, respectively)--all of which made positive contributions to the Fund's performance since their purchase.

We sell stocks that exhibit deteriorating operation results and/or are relatively overvalued. During the period, we sold the Fund's position in Tesoro Petroleum, an independent refiner and marketer. We tendered the Fund's entire position in Kelly Services, which provides staffing services to various professions. We also eliminated the Fund's holding in Outback Steakhouse, which operates and/or owns over 1,000 full-service restaurants. All three of these stocks had become overvalued by our quantitative model, but, importantly, each of these sales was made at a profit to the Fund.

As of June 30, 2005, the Fund was overweighted relative to its benchmark index in the banks, energy and food, beverage and tobacco industry groups. At the end of the period, the Fund was underweighted relative to the Russell Midcap Index in the semiconductors and semiconductor equipment, healthcare equipment and services and media industry groups.

                                      * * *

The Van Eck Mid Cap Value Fund is comprised of mid-cap stocks that we believe have an attractive combination of operating, valuation and price characteristics. We employ a bottom-up, relative value-oriented, quantitative approach to selecting stocks, while seeking to achieve strong risk-adjusted returns. We will continue to utilize the Fund's proprietary quantitative methodologies to select mid-capitalization stocks of companies that our model indicates are relatively undervalued and have strong operating characteristics. In our view, mid-cap stocks continue to be a particularly appealing asset class within the equity market, as they are often past the growing pain stage that many smaller companies go through but are not yet as widely recognized by the market as large-cap companies.

As the Fund invests in mid-cap companies, it is subject to certain risks associated with mid-cap companies. Mid-cap companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, mid-cap companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

A principal risk of investing in value stocks is that they may never reach what the Adviser believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities, such as those emphasizing growth stocks. The Fund is also subject to the risks associated with investments in foreign securities including those related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of expropriation, nationalization or confiscatory taxation.

                               MID CAP VALUE FUND
--------------------------------------------------------------------------------

An investment in the Fund involves the risk of losing money and should be considered part of an overall investment program, not a complete investment program.

We appreciate your continued investment in the Van Eck Mid Cap Value Fund, and we look forward to helping you meet your investment goals in the future.

[PHOTO]                                                   [PHOTO]
/s/ Kathy O'Connor                                        /s/ Jeffrey D. Sanders
KATHY O'CONNOR                                            JEFFREY D. SANDERS
INVESTMENT TEAM MEMBER                                    INVESTMENT TEAM MEMBER
NEW YORK LIFE INVESTMENT MANAGEMENT LLC (NYLIM)

July 18, 2005

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

(1) The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.2 billion; the median market capitalization was approximately $3.2 billion. The largest company in the Index had an approximate market capitalization of $12.4 billion.

(2) The Russell 2500 Value Index measures the performance of those companies in the Russell 2500 Index with lower price/book ratios and lower forecasted growth values.

(3) Percentages reflect total returns of Fund holdings in the securities mentioned, including purchases and sales, for the six months ended June 30, 2005, or for the portion of the reporting period such securities were held in the Fund, if shorter.

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/05 (UNAUDITED)
--------------------------------------------------------------------------------
AVERAGE ANNUAL                                     AFTER MAXIMUM    BEFORE SALES
TOTAL RETURN                                       SALES CHARGE*    CHARGE
--------------------------------------------------------------------------------
A SHARES--
--------------------------------------------------------------------------------
1 year                                                 4.26%          10.63%
--------------------------------------------------------------------------------
Life (since 1/1/02)**                                  3.28%           5.04%
--------------------------------------------------------------------------------

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND VALUE OF SHARES OF THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE INFORMATION REFLECTS CURRENT TEMPORARY WAIVERS OF EXPENSES AND/OR FEES. HAD THE FUND INCURRED ALL EXPENSES, INVESTMENT RETURNS WOULD HAVE BEEN REDUCED. THESE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DIVIDENDS AND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END IS AVAILABLE BY CALLING 1-800-826-2333 OR BY VISITING WWW.VANECK.COM.

*     A Shares: maximum sales charge is 5.75%
** Effective June 1, 2003, New York Life Investment Management LLC (NYLIM) became investment sub-adviser to the Fund. Prior to January 1, 2002 ("inception date"), the Fund was managed with a different investment objective.

                               MID CAP VALUE FUND
--------------------------------------------------------------------------------

                               SECTOR WEIGHTINGS*
                               AS OF JUNE 30, 2005
                                   (UNAUDITED)

                                  [PIE CHART]

Financials                                                                 23.3%
Healthcare                                                                  3.3%
Other Assets Less Liabilities                                               0.4%
Energy                                                                     11.2%
Transportation                                                              5.2%
Services                                                                    1.7%
Industrials                                                                 4.1%
Consumer Staples                                                           11.4%
Information Technology                                                      7.9%
Utilities                                                                   8.0%
Materials                                                                   4.7%
Telecommunication Services                                                  1.4%
Consumer Discretionary                                                     17.4%

----------
*     PERCENTAGE OF NET ASSETS.
      PORTFOLIO IS SUBJECT TO CHANGE.

                               MID CAP VALUE FUND
            TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 2005* (UNAUDITED)
--------------------------------------------------------------------------------

BURLINGTON NORTHERN SANTA FE CORP.
(3.0%)

Burlington Northern Santa Fe, through its Burlington Northern and Santa Fe Railway Company subsidiary, operates a railroad system in the United States and Canada. The company transports a wide range of products and commodities, including the transportation of containers and trailers, coal, grain, chemicals, metals, minerals, forest products, autos and consumer goods.

SUNOCO, INC.
(2.4%)

Sunoco refines and markets petroleum as well as transports crude oil and refined products. The company's petroleum products include fuels, lubricants and petrochemicals. Sunoco's operations are conducted principally in the eastern half of the United States. The company's coke making operations are conducted in Virginia and Indiana.

POPULAR, INC.
(2.4%)

Popular is a bank holding company that provides commercial banking services through branches in Puerto Rico, the British Virgin Islands, the Dominican Republic and the United States mainland. The company also provides mortgage and consumer finance, lease financing, investment banking and broker/dealer activities, retail financial services and automated tellers.

PREMCOR, INC.
(2.3%)

Premcor refines and supplies transportation fuels, heating oil, petrochemical feedstocks, petroleum coke and other petroleum products. The company owns and operates refineries located in Texas, Ohio and Illinois.

PACIFICARE HEALTH SYSTEMS, INC.
(2.1%)

PacifiCare is a managed health care services company that provides managed care products for employer groups and Medicare beneficiaries in the United States and Guam. The company also provides pharmacy benefit management, life and health insurance, behavioral health services, dental and vision services and Medicare+Choice management services.

KEYCORP
(2.0%)

KeyCorp is a financial services holding company. The company provides investment management, retail and commercial banking, consumer finance and investment banking products and services. KeyCorp's principal lines of business include corporate capital, consumer finance, community banking and capital partners.

BURLINGTON RESOURCES, INC.
(2.0%)

Burlington Resources, through its principal subsidiaries, explores for, produces and markets crude oil and natural gas. The company's reserves are primarily natural gas located in North America. Burlington also explores and develops fields in the Northwest European Shelf, North Africa, Latin America, the Far East and West Africa.

DARDEN RESTAURANTS, INC.
(2.0%)

Darden Restaurants operates casual dining restaurants in North America. The company owns and operates restaurants under the names Red Lobster, Bahama Breeze and The Olive Garden.

LAIDLAW INTERNATIONAL, INC.
(1.8%)

Laidlaw is a holding company for providers of public and private transportation. The company provides school and intercity bus service and municipal transit service. Laidlaw serves passenger locations in the United States and Canada.

RYLAND GROUP, INC.
(1.8%)

Ryland Group is a homebuilder and mortgage-related finance firm. The company's homebuilding segment specializes in the sale and construction of single-family attached and detached housing. Ryland's financial services segment provides various mortgage-related products and services for retail customers.

----------
*     PORTFOLIO IS SUBJECT TO CHANGE.
      COMPANY DESCRIPTIONS COURTESY OF BLOOMBERG.COM

                               MID CAP VALUE FUND
                       EXPLANATION OF EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                   Beginning            Ending            Expenses Paid
                                                                 Account Value       Account Value       During Period*
                                                                January 1, 2005      June 30, 2005       1/1/05-6/30/05
-----------------------------------------------------------------------------------------------------------------------
Class A              Actual                                        $1,000.00           $  989.90            $10.36
                     Hypothetical (5% return before expenses)      $1,000.00           $1,014.38            $10.49
-----------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 2.10%, multiplied by 181 divided by 365 (to reflect the one-half year period)

                      VAN ECK FUNDS--EMERGING MARKETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2005 (UNAUDITED)

                                                                       VALUE
NO. OF SHARES          SECURITIES                                     (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
ARGENTINA: 3.6%
        37,000   Inversiones y Representaciones S.A.+
                   (Sponsored GDR)                                  $   451,400
        10,000   Tenaris S.A. (ADR)                                     782,700
                                                                    -----------
                                                                      1,234,100
                                                                    -----------
BRAZIL: 4.0%
        18,000   Companhia Vale do Rio Doce
                   (Sponsored ADR)+                                     457,200
        17,000   Petroleo Brasileiro S.A. (Sponsored ADR)               886,210
                                                                    -----------
                                                                      1,343,410
                                                                    -----------
CHINA: 3.1%
       435,000   Weiqiao Textile Co., Ltd.*                             610,737
       560,000   Yanzhou Coal Mining Co., Ltd.*                         437,975
                                                                    -----------
                                                                      1,048,712
                                                                    -----------
HONG KONG: 9.9%
       600,000   Chen Hsong Holdings Ltd.*                              338,472
     1,200,000   China Petroleum and Chemical
                   Corporation*                                         469,259
       200,000   Kingboard Chemical Holdings Ltd.*                      635,947
     6,636,000   Media Partners International
                   Holdings, Inc.+*                                     502,093
     1,175,000   Midland Holdings Ltd.*                                 655,281
     2,500,000   SNP Leefung Holdings Ltd.*                             404,046
       400,000   Texwinca Holdings, Ltd.*                               330,803
                                                                    -----------
                                                                      3,335,901
                                                                    -----------
INDIA: 2.3%
        25,000   Automotive Axles Ltd.                                  218,516
        67,000   Bharti Tele-Ventures Ltd.+                             374,260
        25,000   Eicher Motors Ltd.                                     178,925
                                                                    -----------
                                                                        771,701
                                                                    -----------
INDONESIA: 2.9%
       200,000   PT Astra International Tbk*                            259,907
     8,000,000   PT Berlian Laju Tanker Tbk*                            728,560
                                                                    -----------
                                                                        988,467
                                                                    -----------
ISRAEL: 1.1%
        11,900   Teva Pharmaceutical Industries Ltd.
                   (ADR)                                                370,566
                                                                    -----------
MALAYSIA: 3.4%
       650,000   Bandar Raya Developments Berhad*                       256,066
       330,000   Dreamgate Corp. Berhad*                                129,568
        54,660   Multi-Purpose Holdings Berhad
                   Rights (MYR 1.00, expiring 2/26/09)+*                  3,884
       220,000   Top Glove Corp. Berhad*                                262,379
       175,000   Transmile Group Berhad*                                487,283
                                                                    -----------
                                                                      1,139,180
                                                                    -----------
MEXICO: 5.1%
       150,000   Controladora Comercial Mexicana,
                   S.A. de C.V.                                         180,991
       210,000   Corporacion GEO, S.A. de C.V.
                   (Series B)                                           529,970
       108,700   Grupo Industrial Saltillo, S.A. de C.V.                154,464
       150,000   Grupo Modelo S.A. de C.V (Series C)                    467,793
       100,000   Walmart de Mexico, S.A. de C.V
                   (Series V)                                           405,977
                                                                    -----------
                                                                      1,739,195
                                                                    -----------
RUSSIA: 1.3%
        12,000   LUKOIL (Sponsored ADR)                                 441,360
                                                                    -----------

SINGAPORE: 6.7%
     1,100,000   Citiraya Industries Ltd.+*                                  --
       930,000   First Engineering Ltd. *                               677,217
       650,000   Goodpack Ltd.*                                         531,187
        81,250   Goodpack Ltd. Warrants
                   (SGD 1.00, expiring 4/13/07)+*                        17,552
     1,210,000   Noble Group Ltd.*                                    1,039,092
                                                                    -----------
                                                                      2,265,048
                                                                    -----------
SOUTH AFRICA: 4.5%
        71,000   Bidvest Group Ltd.*                                    772,344
       369,600   FirstRand Ltd.*                                        767,062
                                                                    -----------
                                                                      1,539,406
                                                                    -----------
SOUTH KOREA: 22.0%
       100,000   Doosan Infracore Co., Ltd.*                            873,506
        35,000   GS Holdings Corp.*                                     821,557
        48,000   Hanwha Chemical Corp*                                  572,589
        72,515   Insun ENT Co., Ltd.*                                 1,252,195
         9,000   Korea Zinc Co., Ltd.*                                  232,903
        35,000   Paradise Industry Co., Ltd.*                           111,112
         5,000   POSCO*                                                 877,835
         2,076   Samsung Electronics Co., Ltd.*                         986,584
        25,000   SFA Engineering Corp.*                                 645,750
       120,000   Taewoong Co., Ltd.*                                  1,073,604
                                                                    -----------
                                                                      7,447,635
                                                                    -----------
TAIWAN: 7.5%
       429,422   Advantech Co., Ltd.*                                 1,012,717
       650,000   Asia Vital Components Co., Ltd.*                       510,971
       435,000   Career Technology (MFG.) Co., Ltd.*                    662,024
       140,000   Merry Electronics Co., Ltd.*                           371,987
                                                                    -----------
                                                                      2,557,699
                                                                    -----------
THAILAND: 4.2%
     4,100,000   Asian Property Development
                   Public Co., Ltd.*                                    358,347
       175,000   Major Cineplex Group Public Co., Ltd.
                   (THB 12.80, expiring 2/02/07)+*                        7,523
     2,335,850   Minor International Public Co., Ltd.*                  219,988
       700,000   Quality Houses Public Co., Ltd.
                   Warrants (THB 1.20, expiring
                   9/11/08)+*                                             4,219
       480,000   Shin Corporation Public Co., Ltd.*                     434,630
        70,000   Siam Cement Public Co., Ltd.*                          385,374
                                                                    -----------
                                                                      1,410,081
                                                                    -----------
TURKEY: 2.4%
       200,000   Denizbank A.S.*                                        821,195
                                                                    -----------

                        See Notes to Financial Statements

                      VAN ECK FUNDS--EMERGING MARKETS FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2005 (UNAUDITED)

NO. OF SHARES/                          DATE OF                         VALUE
PRINCIPAL AMOUNT                        MATURITY     COUPON           (NOTE 1)
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS: 84.0%
(Cost: $23,168,099)                                                 $28,453,656
                                                                    -----------
PREFERRED STOCKS:
BRAZIL: 7.7%
       500,000   Caemie Mineracao e Metalurgia S.A.                     468,684
        65,000   Gerdau S.A.                                            625,905
       639,270   Investimentos Itau S.A.                              1,383,678
        60,000   Randon SA Implementos e Participacoes                  140,605
                                                                    -----------
TOTAL PREFERRED STOCKS: 7.7%
(Cost: $1,714,763)                                                    2,618,872
                                                                    -----------
SHORT-TERM OBLIGATIONS: 8.5%
           Repurchase Agreement
             (Note 9): Purchased on
             6/30/05; maturity value
             $2,870,199 (with State
             Street Bank & Trust Co.,
             collateralized by
             $2,960,000 Federal
             National Mortgage
             Association
             3.25% due 2/15/09
             with a value of
             $2,929,938)
             (Cost: $2,870,000)         07/01/05      2.50%         $ 2,870,000
                                                                    -----------
TOTAL INVESTMENTS: 100.2%
(Cost: $27,752,862)                                                  33,942,528
OTHER ASSETS LESS LIABILITIES: (0.2%)                                   (56,107)
                                                                    -----------
NET ASSETS: 100%                                                    $33,886,421
                                                                    ===========

Glossary:
ADR - American Depositary Receipt
GDR - Global Depositary Receipt
+     Non-income producing
* Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $22,553,324, which represented 66.6% of net assets.

SUMMARY OF                                                                 % OF
INVESTMENTS                                                                 NET
BY INDUSTRY                                                               ASSETS
-----------                                                              -------
Advertising                                                                1.5%
Auto Parts & Equipment                                                     1.6%
Banks                                                                      4.7%
Beverages                                                                  1.4%
Chemicals                                                                  3.6%
Commercial Services                                                        1.5%
Diversified                                                               12.2%
Electronics                                                                6.0%
Energy                                                                     1.3%
Entertainment                                                              0.4%
Environmental Control                                                      3.7%
Hand/Machine Tools                                                         1.0%
Home Builders                                                              3.8%
Iron/Steel                                                                 6.7%
Lodging                                                                    0.6%
Machinery - Diversified                                                    4.5%
Metal Fabricate/Hardware                                                   3.2%
Mining                                                                     3.4%
Miscellaneous Manufacturer                                                 2.8%
Oil & Gas                                                                  5.3%
Pharmaceuticals                                                            1.1%
Real Estate                                                                4.0%
Retail                                                                     2.5%
Technology                                                                 4.5%
Telecommunications                                                         2.4%
Textiles                                                                   2.8%
Transportation                                                             5.2%
Short-Term Obligations                                                     8.5%
Other Assets Less Liabilities                                             (0.2%)
                                                                         -----
                                                                         100.0%
                                                                         =====

                        See Notes to Financial Statements

                     VAN ECK FUNDS--GLOBAL HARD ASSETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2005 (UNAUDITED)

                                                                       VALUE
NO. OF SHARES          SECURITIES                                     (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
AUSTRALIA: 3.2%
        26,846   BHP Billiton Ltd.                                 $    370,874
       879,358   Cooper Energy Ltd.+                                    170,677
       129,215   Newcrest Mining Ltd.*                                1,697,260
       542,500   Oil Search Ltd.                                      1,267,676
        41,000   Rio Tinto Ltd.                                       1,398,704
       160,500   Santos Ltd.                                          1,382,903
                                                                   ------------
                                                                      6,288,094
                                                                   ------------
BRAZIL: 3.1%
       126,700   Companhia Vale do Rio Doce
                 (ADR)                                                3,709,776
        43,500   Petroleo Brasileiro S.A. (ADR)                       2,267,655
                                                                   ------------
                                                                      5,977,431
                                                                   ------------
CANADA: 14.4%
       328,700   Bema Gold Corp.+                                       779,367
       707,700   Brazilian Resources, Inc.+                              57,663
         5,720   Brookfield Homes Corp. (USD)                           260,832
        27,000   Brookfield Properties Corp.                            762,283
        15,900   Brookfield Properties Corp. (USD)                      457,920
       100,000   Cumberland Resources Ltd.+                             114,072
       123,000   Domtar, Inc.                                           907,993
       159,100   Domtar, Inc. (USD)                                   1,175,749
        24,450   Ensign Resource Service Group, Inc.                    589,087
       170,000   Find Energy Ltd.+                                      566,528
        37,000   First Capital Realty, Inc.                             613,803
        30,000   FNX Mining Co., Inc.+                                  277,438
       127,000   Gammon Lake Resources, Inc.+                           853,703
       100,000   Goldcorp, Inc.                                       1,588,039
       467,000   Killam Properties, Inc.+                             1,034,987
       278,000   LionOre Mining International Ltd.+                   1,424,770
       575,000   Miramar Mining Corp.+                                  665,282
        29,138   Noranda, Inc.                                          499,047
       360,000   Northern Orion Resources, Inc.+                        885,847
       301,500   Northern Orion Resources, Inc. Warrants
                   (CAD 2.00, expiring 5/29/08)+                        302,163
         7,800   NQL Drilling Tools, Inc. (Class A)+                     21,036
        72,500   Parkbridge Lifestyles
                   Communities, Inc.+                                   283,549
        58,800   Penn West Petroleum Ltd.+                            1,388,433
        26,100   Petro-Canada (USD)+                                  1,700,154
        81,000   Petrolifera Petroleum+*                                 43,559
        40,500   Petrolifera Petroleum Warrants+*                            --
        63,000   SFK Pulp Fund                                          256,148
        11,400   Suncor Energy, Inc.                                    538,000
        35,600   Suncor Energy, Inc. (USD)                            1,684,592
       111,000   Talisman Energy, Inc.+                               4,151,309
        19,500   Talisman Energy, Inc. (USD)+                           732,615
       228,600   TimberWest Forest Corp.
                   (Stapled Units)                                    2,743,647
        34,600   Trican Well Service Ltd.+                              849,142
                                                                   ------------
                                                                     28,208,757
                                                                   ------------
FINLAND: 0.4%
        67,500   Stora Enso Oyj (R Shares)                              863,336
                                                                   ------------
FRANCE: 1.2%
        20,200   Total S.A. (Sponsored ADR)                           2,360,370
                                                                   ------------
HONG KONG: 0.2%
        44,400   Sun Hung Kai Properties Ltd.                           438,492
                                                                   ------------
NORWAY: 0.6%
       192,000   Seadrill Ltd.+                                       1,093,143
                                                                   ------------
PERU: 0.3%
        26,400   Compania de Minas
                   Buenaventura S.A. (ADR)                              606,936
                                                                   ------------
SOUTH AFRICA: 3.1%
        45,000   Gold Fields Ltd                                        513,900
        61,100   Gold Fields Ltd. (Sponsored ADR)+                      693,485
        40,000   Impala Platinum Holdings Ltd.                        3,578,869
       125,100   Sappi Ltd. (Sponsored ADR)                           1,353,582
                                                                   ------------
                                                                      6,139,836
                                                                   ------------
UNITED KINGDOM: 4.2%
       217,462   BHP Billiton PLC                                     2,773,834
       281,000   Randgold Resources Ltd. (ADR)+                       3,950,861
       154,668   Vendanta Resources PLC                               1,399,294
                                                                   ------------
                                                                      8,123,989
                                                                   ------------
UNITED STATES: 59.3%
        20,000   Agnico-Eagle Mines Ltd. Warrants
                   ($19.00, expiring 11/07/07)+                          38,000
        30,900   Alcoa, Inc.                                            807,417
        15,000   AMB Property Corp.                                     651,450
        13,300   American Commerical Lines, Inc.+                       970,900
        47,800   Apache Corp.                                         3,087,880
       124,500   BJ Services Co.                                      6,533,761
       269,500   Bois d' Arc Energy, Inc.+                            3,975,125
         7,000   Boston Properties, Inc.                                490,000
        39,500   Bunge Ltd.                                           2,504,300
        52,000   Chicago Bridge & Iron Co. N.V.
                   (NY Reg. Shares)                                   1,188,720
        72,000   Comstock Resources, Inc.+                            1,820,880
        32,000   ConocoPhillips                                       1,839,680
        44,900   Cooper Cameron Corp.+                                2,786,045
       236,000   Delta Petroleum Corp.+                               3,332,320
        84,400   ENSCO International, Inc.                            3,017,300
        58,100   Exxon Mobil Corp.                                    3,339,007
        34,100   FirstEnergy Corp.                                    1,640,551
        23,600   FMC Technologies Inc.+                                 754,492
        38,500   Forest Oil Corp.+                                    1,617,000
        48,200   Frontier Oil Corp.                                   1,414,670
        82,900   Glamis Gold Ltd.+                                    1,426,709
       178,300   GlobalSantaFe Corp.                                  7,274,640
        42,000   Golden Star Resources Ltd.+                            130,200
       146,500   Halliburton Co.                                      7,005,630
        89,800   Inco Ltd.                                            3,389,950
       254,500   La Quinta Corp. (Paired Certificate)+                2,374,485
        16,100   Longview Fibre Co.                                     330,855

                        See Notes to Financial Statements

                     VAN ECK FUNDS--GLOBAL HARD ASSETS FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2005 (UNAUDITED)

                                                                       VALUE
NO. OF SHARES          SECURITIES                                     (NOTE 1)
--------------------------------------------------------------------------------
UNITED STATES: (CONTINUED)
        62,600   McDermott International, Inc.+                    $  1,314,600
       108,300   Mercer International, Inc.+                            789,507
        56,000   Murphy Oil Corp.                                     2,924,880
        98,050   Nabors Industries Ltd.+                              5,943,791
        80,958   National-OilWell Varco, Inc.+                        3,848,743
       118,400   Newfield Exploration Co.+                            4,722,976
        17,700   Oil States International, Inc.+                        445,509
        89,400   Plains Exploration & Production Co.+                 3,176,382
        44,000   Pope & Talbot, Inc.                                    488,400
       144,700   Pride International, Inc.+                           3,718,790
        14,800   Quicksilver Resources, Inc.+                           946,164
       120,600   Southwestern Energy Co.+                             5,665,788
        13,000   Starwood Hotels & Resorts
                   Worldwide, Inc. (Paired Certificate)                 761,410
        47,000   Stone Energy Corp.+                                  2,298,300
        76,200   Todco (Class A)+                                     1,956,054
        47,800   Valero Energy Corp.                                  3,781,458
        31,700   Weatherford International Ltd.+                      1,837,966
        50,800   Weyerhaeuser Co.                                     3,233,420
       126,500   XTO Energy, Inc.                                     4,299,735
                                                                   ------------
                                                                    115,895,840
                                                                   ------------
TOTAL COMMON STOCKS: 90.0%
(Cost: $133,645,322)                                                175,996,224
                                                                   ------------
PREFERRED STOCK:
CANADA: 0.2%
         5,952   Noranda, Inc. (USD)
                   (Junior Preferred Series 1)                          151,478
         5,952   Noranda, Inc. (USD)
                   (Junior Preferred Series 2)                          151,181
         2,976   Noranda, Inc. (USD)
                   (Junior Preferred Series 3)                           75,531
                                                                   ------------
                                                                        378,190
                                                                   ------------
RUSSIA: 0.2%
         7,800   Surgutneftegaz, Inc.
                   (Sponsored ADR)                                      446,550
                                                                   ------------
TOTAL PREFERRED STOCKS: 0.4%
(Cost: $366,131)                                                        824,740
                                                                   ------------

PRINCIPAL                               DATE OF                        VALUE
AMOUNT                                  MATURITY        COUPON        (NOTE 1)
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS: 9.6%
           Repurchase Agreement
             (Note 9): Purchased on
             6/30/05; Maturity value
             18,834,308 (with State
             Street Bank & Trust Co.,
             collateralized by
             $19,345,000 Federal
             National Mortgage
             Association
             3.25% due 8/15/08
             with a value of
             $19,212,003)
             (Cost: $18,833,000)        07/01/05        2.50%      $ 18,833,000
                                                                   ------------
TOTAL INVESTMENTS: 100.0%
(Cost: $152,844,453)                                                195,653,964
OTHER ASSETS LESS LIABILITIES: 0.0%                                      83,868
                                                                   ------------
NET ASSETS: 100%                                                   $195,737,832
                                                                   ============

Glossary:
ADR - American Depositary Receipt
+     Non-income producing
* Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,740,819 which represented 0.9% of net assets.

SUMMARY OF                                                                 % OF
INVESTMENTS                                                                 NET
BY INDUSTRY                                                               ASSETS
-----------                                                               ------
Agriculture                                                                 1.3%
Electric                                                                    0.8%
Engineering & Construction                                                  1.3%
Forest Products & Paper                                                     6.2%
Healthcare Services                                                         0.1%
Lodging                                                                     1.6%
Mining                                                                     17.5%
Oil & Gas                                                                  46.4%
Oil & Gas Services                                                         12.3%
Real Estate                                                                 1.8%
REITs                                                                       0.6%
Transportation                                                              0.5%
Short-Term Obligations                                                      9.6%
Other assets less liabilities                                               0.0%
                                                                          -----
                                                                          100.0%
                                                                          =====

                        See Notes to Financial Statements

                VAN ECK FUNDS--INTERNATIONAL INVESTORS GOLD FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2005 (UNAUDITED)

                                                                       VALUE
NO. OF SHARES          SECURITIES                                     (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
AUSTRALIA: 9.6%
     2,865,000   Adamus Resources Ltd.+*                           $    920,253
     6,533,788   Lihir Gold Ltd.+*                                    6,022,536
       984,685   Newcrest Mining Ltd.*                               12,934,000
     2,875,000   Oxiana Ltd.+*                                        1,934,463
       422,000   Sino Gold Ltd.+*                                       590,054
     8,175,000   Tanami Gold NL+*                                       448,013
        49,503   Yilgarn Mining Ltd.+*                                    6,368
                                                                   ------------
                                                                     22,855,687
                                                                   ------------
CANADA: 52.1%
       178,800   Agnico-Eagle Mines Ltd. (USD)                        2,252,880
       250,000   Aquiline Resources, Inc.+                              281,105
       650,000   Aurelian Resources, Inc.+                              370,733
     3,250,000   Aurizon Mines Ltd.+                                  3,151,226
     1,000,000   AXMIN, Inc.+                                           389,065
     1,000,000   Bema Gold Corp. (USD)+                               2,390,000
       500,000   Bema Gold Corp. Warrants
                   (CAD 1.90, expiring 10/27/07)+                       611,098
       554,600   Brazauro Resources Corp.+                              948,961
       403,100   Central Fund of Canada Ltd.
                   (Class A) (USD)                                    2,136,430
     1,750,000   Claude Resources, Inc.+                              1,582,743
     1,150,000   Crystallex International Corp. (USD)+                4,140,000
     1,219,100   Cumberland Resources Ltd.+                           1,390,646
     1,800,000   Eldorado Gold Corp.+                                 4,766,561
       800,000   Gabriel Resources Ltd.+                              1,029,903
       280,000   Gabriel Resources Ltd. Warrants
                   (CAD 2.75, expiring 3/31/07)+                         74,147
     1,023,000   Gammon Lake Resources, Inc.+                         6,876,681
       837,500   Goldcorp, Inc.                                      13,299,825
        90,800   Goldcorp, Inc. (Class A) (USD)                       1,432,824
     1,750,000   Goldcorp, Inc. Warrants
                   (CAD 6.60, expiring 5/30/07)+                      4,562,862
       615,000   Golden Star Resources Ltd.+                          1,904,180
       167,500   Golden Star Resources Ltd. (USD)+                      519,250
       650,000   Great Basin Gold Ltd.+                                 656,726
     6,310,810   Guinor Gold Corp.+                                   4,884,926
     1,488,200   IAMGOLD Corp. (USD)                                 10,028,040
       145,000   IMA Exploration, Inc.+                                 368,614
       600,000   Ivanhoe Mines Ltd.+                                  4,654,119
        25,005   Kinross Gold Corp.+                                    152,805
     1,124,490   Kinross Gold Corp. (USD)+                            6,859,389
       460,660   Meridian Gold, Inc.+                                 8,257,574
       720,000   Mexgold Resources, Inc.+                             1,671,963
       360,000   Mexgold Resources, Inc. Warrants
                   (CAD 2.50, expiring 2/26/06)+*                       102,664
       500,000   Minefinders Corp. Ltd.+                              2,322,171
     1,997,300   Miramar Mining Corp.+                                2,310,899
       245,000   New Gold, Inc.+                                      1,143,852
       572,000   Northern Orion Resources, Inc.+                      1,407,512
       536,000   Northern Orion Resources, Inc.+
                   Warrants (CAD 2.00,
                   expiring 5/29/08)+                                   537,179
     1,270,000   Northgate Minerals Corp.+                            1,376,273
       166,666   Northgate Minerals Corp. Warrants
                   (CAD 3.00, expiring 12/28/06)+                        18,672
     2,700,000   Orezone Resources, Inc. (Class A)+                   3,519,922
       236,759   Pan American Silver Corp. (USD)+                     3,472,388
       118,380   Pan American Silver Corp. Warrants
                   (CAD 12.00, expiring 2/20/08)+                       711,360
       659,875   Placer Dome, Inc. (USD)                             10,148,878
       555,555   Red Back Mining, Inc.+                                 769,529
       400,000   River Gold Mines Ltd.+                                 293,327
       503,000   Silver Wheaton Corp.+                                1,557,402
     1,257,500   Silver Wheaton Corp. Warrants
                   (CAD 4.00, expiring 8/05/09)+                        368,858
       320,000   Silvercorp Metals, Inc.+                               625,764
       735,000   Wolfden Resources, Inc.+                             1,557,077
                                                                   ------------
                                                                    123,889,003
                                                                   ------------
PERU: 2.1%
       222,000   Compania de Minas
                   Buenaventura S.A.
                   (ADR) (Series B)                                   5,103,780
                                                                   ------------
SOUTH AFRICA: 14.0%
       222,000   African Rainbow Minerals Ltd.+*                      1,123,525
       249,249   AngloGold Ashanti Ltd.
                   (Sponsored ADR)                                    8,905,667
       880,162   Gold Fields Ltd. (Sponsored ADR)                     9,989,839
       540,000   Harmony Gold Mining Co. Ltd.
                   (Sponsored ADR)                                    4,622,400
        61,000   Impala Platinum Holdings Ltd.                        5,457,774
        92,000   Impala Platinum Holdings Ltd.
                   (Sponsored ADR)                                    2,057,497
       470,000   Mvelaphanda Resources Ltd.+*                         1,067,212
                                                                   ------------
                                                                     33,223,914
                                                                   ------------
SWEDEN: 0.4%
       700,000   Riddarhyttan Resources AB+                             963,212
                                                                   ------------
UNITED KINGDOM: 7.2%
     1,220,000   Randgold Resources Ltd. (ADR)+                      17,153,200
                                                                   ------------
UNITED STATES: 11.1%
        95,000   Freeport-McMoRan Copper &
                   Gold, Inc.                                         3,556,800
       978,300   Glamis Gold Ltd.+                                   16,836,542
       337,400   Hecla Mining Co.+                                    1,538,544
     1,610,000   Metallica Resources, Inc. (CAD)+                     1,980,852
       100,000   Metallica Resources, Inc.+                             124,000
       255,000   Metallica Resources, Inc. Warrants
                   (CAD 3.10, expiring 12/11/08)+                        57,138
       119,100   Royal Gold, Inc.                                     2,396,292
                                                                   ------------
                                                                     26,490,168
                                                                   ------------
TOTAL COMMON STOCKS: 96.5%
(Cost: $118,989,167)                                                229,678,964
                                                                   ------------

                        See Notes to Financial Statements

                VAN ECK FUNDS--INTERNATIONAL INVESTORS GOLD FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2005 (UNAUDITED)

PRINCIPAL                               DATE OF                        VALUE
AMOUNT                                  MATURITY        COUPON        (NOTE 1)
--------------------------------------------------------------------------------
CORPORATE NOTES:
SOUTH AFRICA: 1.0%
     3,000,000   Durban Roodeport Deep Ltd.
                   6.00% 11/12/06 Senior
                   Convertible Note (144A)
                   (Cost: $3,000,000)                               $ 2,347,500
                                                                   ------------
SHORT-TERM OBLIGATIONS: 2.9%
           Repurchase Agreement
             (Note 9): Purchased on
             6/30/05; maturity value
             $6,816,473 (with State
             Street Bank & Trust Co.,
             collateralized by
             $7,025,000 Federal
             National Mortgage
             Association
             3.25% due 2/15/09
             with a value of
             $6,953,654)
             (Cost: $6,816,000)         7/1/05          2.50%         6,816,000
                                                                   ------------
TOTAL INVESTMENTS: 100.4%
(Cost: $128,805,167)                                                238,842,464
OTHER ASSETS LESS LIABILITIES: (0.4%)                                  (945,513)
                                                                   ------------
NET ASSETS: 100%                                                   $237,896,951
                                                                   ============

Glossary:
ADR-American Depositary Receipt
+     Non-Income Producing
* Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the board of trustees. The aggregate value of fair valued securities is $25,149,088, which represented 10.6% Of net assets.

SUMMARY OF                                                                 % OF
INVESTMENTS                                                                 NET
BY INDUSTRY                                                               ASSETS
-----------                                                              -------
Gold Mining                                                               84.2%
Gold and Other Metals                                                      7.1%
Platinum                                                                   3.2%
Silver Mining                                                              3.0%
Short-Term Obligations                                                     2.9%
Other assets less liabilities                                             (0.4)%
                                                                         -----
                                                                         100.0%
                                                                         =====

                        See Notes to Financial Statements

VAN ECK FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2005 (UNAUDITED)

                                                                        EMERGING             GLOBAL HARD     INTERNATIONAL INVESTORS
                                                                      MARKETS FUND           ASSETS FUND            GOLD FUND
                                                                      -------------         -------------    -----------------------
ASSETS:
Investments at cost ............................................      $  27,752,862         $ 152,844,453         $ 128,805,167
                                                                      =============         =============         =============
Investments at value (including repurchase agreements of
  $2,870,000, $18,833,000 and $6,816,000) (Note 1) .............      $  33,942,528         $ 195,653,964         $ 238,842,464
Cash ...........................................................                 --                32,397                   698
Foreign currency (Cost: $91,062, $474 and $0 ) .................             89,794                   476                    --
Receivables:
  Securities sold ..............................................                 --               180,628               129,367
  Due from Adviser .............................................              9,047                27,255                    --
  Dividends and interest .......................................            125,843               217,468                24,930
  Capital shares sold ..........................................             28,508             1,235,063               326,562
  Due from broker--variation margin ............................                 --                43,463                    --
Prepaid expenses and other assets ..............................              6,025               250,565                51,237
                                                                      -------------         -------------         -------------
  Total assets .................................................         34,201,745           197,641,279           239,375,258
                                                                      -------------         -------------         -------------
LIABILITIES:
Payables:
  Securities purchased .........................................             77,206             1,230,697               601,209
  Capital shares redeemed ......................................             30,123               239,697               292,501
  Accounts payable .............................................            122,636                27,924               325,846
  Due to Adviser (Note 2) ......................................             27,464               154,436               187,546
  Due to Distributor (Note 5) ..................................             29,237               250,693                71,205
  Due to Custodian .............................................             28,658                    --                    --
                                                                      -------------         -------------         -------------
  Total liabilities ............................................            315,324             1,903,447             1,478,307
                                                                      -------------         -------------         -------------
Net Assets .....................................................      $  33,886,421         $ 195,737,832         $ 237,896,951
                                                                      =============         =============         =============
CLASS A SHARES:
Net Assets .....................................................      $  30,809,350         $ 152,949,545         $ 231,002,640
                                                                      =============         =============         =============
Shares outstanding .............................................          2,983,385             5,963,384            24,804,835
                                                                      =============         =============         =============
Net Asset value and redemption price per share .................      $       10.33         $       25.65         $        9.31
                                                                      =============         =============         =============
Maximum offering price per share ...............................      $       10.96         $       27.21         $        9.88
                                                                      =============         =============         =============
CLASS C SHARES:
Net Assets .....................................................      $   3,077,071         $  42,788,287         $   6,894,311
                                                                      =============         =============         =============
Shares outstanding .............................................            299,940             1,734,198               750,375
                                                                      =============         =============         =============
Net asset value, maximum offering and redemption price per share
  (Redemption may be subject to a contingent deferred sales
  charge within the first year of ownership) ...................      $       10.26         $       24.67         $        9.19
                                                                      =============         =============         =============
Net assets consist of:
  Aggregate paid in capital ....................................      $  26,986,844         $ 174,603,217         $ 132,734,796
  Unrealized appreciation of investments, swaps, foreign
  currency, forward foreign currency contracts, and other
  assets and liabilities denominated in foreign currencies .....          6,169,321            42,770,365           110,039,279
  Accumulated net investment loss ..............................           (104,796)             (338,634)           (6,800,736)
  Accumulated realized gain (loss) .............................            835,052           (21,297,116)            1,923,612
                                                                      -------------         -------------         -------------
Net Assets .....................................................      $  33,886,421         $ 195,737,832         $ 237,896,951
                                                                      =============         =============         =============

                        See Notes to Financial Statements

VAN ECK FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

                                                                        EMERGING             GLOBAL HARD     INTERNATIONAL INVESTORS
                                                                      MARKETS FUND           ASSETS FUND            GOLD FUND
                                                                      -------------         -------------    -----------------------
INCOME:
Dividends ......................................................      $     558,472         $     865,998         $     485,744
Interest .......................................................             14,542               192,442               118,095
Foreign taxes withheld .........................................            (38,029)              (48,663)              (21,272)
                                                                      -------------         -------------         -------------
Total income ...................................................            534,985             1,009,777               582,567
                                                                      -------------         -------------         -------------
EXPENSES:
Management (Note 2) ............................................            123,353               745,631               889,075
Distribution Class A (Note 5) ..................................             75,201               288,735               287,791
Distribution Class C (Note 5) ..................................             14,068               168,161                34,269
Administration (Note 2) ........................................             41,118                    --               296,358
Reports to shareholders ........................................              9,050                15,927                65,625
Trustees' fees and expenses (Note 8) ...........................              4,525                 9,780                35,837
Transfer agent (Class A) .......................................             49,956               100,409               342,770
Transfer agent (Class C) .......................................             11,403                21,086                18,949
Custodian ......................................................             30,770                14,504                30,206
Registration (Class A) .........................................             11,584                 6,373                10,678
Registration (Class C) .........................................             11,403                 8,159                 9,756
Professional ...................................................             35,295                29,585                51,934
Insurance ......................................................              8,573                23,094                76,291
Interest expense (Note 12) .....................................              3,467                    --                 2,138
Other ..........................................................              6,516                 7,769                18,640
                                                                      -------------         -------------         -------------
Total expenses .................................................            436,282             1,439,213             2,170,317
Expense reduction (Note 2) .....................................            (55,728)              (98,352)              (19,440)
                                                                      -------------         -------------         -------------
Net expenses ...................................................            380,554             1,340,861             2,150,877
                                                                      -------------         -------------         -------------
Net investment income (loss) ...................................            154,431              (331,084)           (1,568,310)
                                                                      -------------         -------------         -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized gain  from investments ................................          2,924,391             7,773,960             5,834,558
Realized loss from forward foreign currency contracts and
  foreign currency transactions ................................            (74,573)              (53,604)              (59,437)
Realized gain from futures .....................................                 --                 5,772                    --
Change in unrealized appreciation (depreciation) of foreign
  currency, forward foreign currency contracts and other assets
  and liabilities denominated in foreign currencies ............            (17,654)                 (247)               63,724
Change in unrealized appreciation of investments ...............         (1,064,662)           14,348,875           (16,946,571)
                                                                      -------------         -------------         -------------
Net gain (loss) on investments and foreign currency transactions          1,767,502            22,074,756           (11,107,726)
                                                                      -------------         -------------         -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $   1,921,933         $  21,743,672         $ (12,676,036)
                                                                      =============         =============         =============

                        See Notes to Financial Statements

VAN ECK FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                             EMERGING MARKETS               GLOBAL HARD ASSETS
                                                                                   FUND                            FUND
                                                                     -----------------------------    -----------------------------
                                                                      SIX MONTHS                       SIX MONTHS
                                                                         ENDED         YEAR ENDED         ENDED         YEAR ENDED
                                                                     JUNE 30, 2005    DECEMBER 31,    JUNE 30, 2005    DECEMBER 31,
                                                                      (UNAUDITED)         2004         (UNAUDITED)         2004
                                                                     -------------    ------------    -------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss) ..................................    $    154,431     $     31,045    $   (331,084)    $   (207,245)
  Realized gain from investments ................................       2,924,391        5,233,875       7,773,960        9,642,549
  Realized gain from forward foreign currency contracts and
    foreign currency transactions ...............................         (74,573)        (106,388)        (53,604)           5,104
  Realized gain from futures, swaps and options .................              --               --           5,772          563,117
  Change in unrealized appreciation (depreciation) of foreign currency, forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies ...........         (17,654)           7,557            (247)             404
  Change in unrealized appreciation of investments
    and swaps ...................................................      (1,064,662)         163,192      14,348,875        8,354,772
                                                                     ------------     ------------    ------------     ------------
  Increase (decrease) in net assets resulting from operations ...       1,921,933        5,329,281      21,743,672       18,358,701
                                                                     ------------     ------------    ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A Shares ..............................................        (148,727)              --              --               --
    Class C Shares ..............................................          (5,970)              --              --               --
  Realized gain:
    Class A Shares ..............................................              --       (1,177,692)             --               --
    Class C Shares ..............................................              --         (106,247)             --               --
                                                                     ------------     ------------    ------------     ------------
  Total dividends and distributions .............................        (154,697)      (1,283,939)             --               --
                                                                     ------------     ------------    ------------     ------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sales of shares:
    Class A Shares ..............................................       2,198,367        5,677,612      62,932,574       29,347,550
    Class C Shares ..............................................         803,680        1,107,347      15,511,284       16,026,620
    Reimbursement from Adviser (Note 14) ........................           7,346               --              --               --
                                                                     ------------     ------------    ------------     ------------
                                                                        3,009,393        6,784,959      78,443,858       45,374,170
                                                                     ------------     ------------    ------------     ------------
  Reinvestment of dividends:
    Class A Shares ..............................................         121,493          995,149              --               --
    Class C Shares ..............................................           3,719           66,336              --               --
                                                                     ------------     ------------    ------------     ------------
                                                                          125,212        1,061,485              --               --
                                                                     ------------     ------------    ------------     ------------
  Cost of shares reacquired:
    Class A Shares ..............................................      (3,586,753)      (8,965,155)    (11,985,556)     (23,620,369)
    Class C Shares ..............................................        (456,564)      (1,520,646)     (4,148,054)      (4,580,483)
                                                                     ------------     ------------    ------------     ------------
                                                                       (4,043,317)     (10,485,801)    (16,133,610)     (28,200,852)
                                                                     ------------     ------------    ------------     ------------
  Increase (decrease) in net assets resulting from capital
    share transactions ..........................................        (908,712)      (2,639,357)     62,310,248       17,173,318
                                                                     ------------     ------------    ------------     ------------
Capital Contribution from Advisor (Note 2) ......................              --               --              --               --
                                                                     ------------     ------------    ------------     ------------
  Total increase (decrease) in net assets .......................         858,524        1,405,985      84,053,920       35,532,019
NET ASSETS:
  Beginning of period ...........................................      33,027,897       31,621,912     111,683,912       76,151,893
                                                                     ------------     ------------    ------------     ------------
  End of period .................................................    $ 33,886,421     $ 33,027,897    $195,737,832     $111,683,912
                                                                     ============     ============    ============     ============

  Undistributed net investment income (loss) ....................    $   (104,796)    $    (29,957)   $   (338,634)    $     46,054
                                                                     ============     ============    ============     ============

                        See Notes to Financial Statements

VAN ECK FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                     INTERNATIONAL INVESTORS GOLD
                                                                                 FUND
                                                                     -----------------------------
                                                                      SIX MONTHS
                                                                         ENDED         YEAR ENDED
                                                                     JUNE 30, 2005    DECEMBER 31,
                                                                      (UNAUDITED)         2004
                                                                     -------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss) ..................................    $ (1,568,310)    $ (3,584,010)
  Realized gain from investments ................................       5,834,558       24,808,023
  Realized gain from forward foreign currency contracts and
    foreign currency transactions ...............................         (59,437)          25,995
  Realized gain from futures, swaps and options .................              --               --
  Change in unrealized appreciation (depreciation) of foreign currency, forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies ...........          63,724         (101,372)
  Change in unrealized appreciation of investments
    and swaps ...................................................     (16,946,571)     (46,016,204)
                                                                     ------------     ------------
  Increase (decrease) in net assets resulting from operations ...     (12,676,036)     (24,867,568)
                                                                     ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A Shares ..............................................              --       (1,441,912)
    Class C Shares ..............................................              --          (42,627)
  Realized gain:
    Class A Shares ..............................................              --      (21,867,818)
    Class C Shares ..............................................              --         (646,514)
                                                                     ------------     ------------
  Total dividends and distributions .............................              --      (23,998,871)
                                                                     ------------     ------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sales of shares:
    Class A Shares ..............................................       6,784,675       21,406,557
    Class C Shares ..............................................         456,566        6,205,762
    Reimbursement from Adviser (Note 14) ........................              --               --
                                                                     ------------     ------------
                                                                        7,241,241       27,612,319
                                                                     ------------     ------------
  Reinvestment of dividends:
    Class A Shares ..............................................              --       19,615,110
    Class C Shares ..............................................              --          456,861
                                                                     ------------     ------------
                                                                               --       20,071,971
                                                                     ------------     ------------
  Cost of shares reacquired:
    Class A Shares ..............................................     (18,776,342)     (43,768,503)
    Class C Shares ..............................................        (677,719)      (1,681,025)
                                                                     ------------     ------------
                                                                      (19,454,061)     (45,449,528)
  Increase (decrease) in net assets resulting from capital
    share transactions ..........................................     (12,212,820)       2,234,762
                                                                     ------------     ------------
Capital Contribution from Advisor (Note 2)                                     --           18,910
                                                                     ------------     ------------
  Total increase (decrease) in net assets .......................     (24,888,856)     (46,612,767)
NET ASSETS:
  Beginning of period ...........................................     262,785,807      309,398,574
                                                                     ------------     ------------
  End of period                                                      $237,896,951     $262,785,807
                                                                     ============     ============

  Undistributed net investment income (loss) ....................    $ (6,800,736)    $ (5,172,989)
                                                                     ============     ============

                       See Notes to Financial Statements

VAN ECK FUNDS--EMERGING MARKETS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                                                             CLASS A
                                             ------------------------------------------------------------------------------
                                             SIX MONTHS ENDED                      YEAR ENDED DECEMBER 31,
                                               JUNE 30, 2005     ----------------------------------------------------------
                                               (UNAUDITED)         2004         2003        2002         2001         2000
                                             ----------------    -------      -------     -------      -------      -------
Net Asset Value, Beginning of Period ........    $  9.78         $  8.49      $  4.85     $  6.47      $  8.98      $ 13.49
                                                 -------         -------      -------     -------      -------      -------
Income from investment operations:
Net Investment Income (Loss) ................       0.05            0.01         0.05       (0.02)       (0.09)       (0.16)
Net Realized and Unrealized Gain (Loss)
   on Investments ...........................       0.55            1.67         3.59       (1.60)       (2.37)       (2.73)
                                                 -------         -------      -------     -------      -------      -------
Total from Investment Operations ............       0.60            1.68         3.64       (1.62)       (2.46)       (2.89)
                                                 -------         -------      -------     -------      -------      -------
Less:
  Dividends from Net Investment Income ......      (0.05)             --           --          --           --(e)        --(e)
  Distribution from Net Realized Gains ......         --           (0.39)          --          --        (0.05)       (1.62)
                                                 -------         -------      -------     -------      -------      -------
Total Dividends and Distributions ...........      (0.05)          (0.39)          --          --        (0.05)       (1.62)
                                                 -------         -------      -------     -------      -------      -------
Reimbursement from Adviser (Note 14) ........         --(e)           --           --          --           --           --
                                                 -------         -------      -------     -------      -------      -------
Net Asset Value, End of Period ..............    $ 10.33         $  9.78      $  8.49     $  4.85      $  6.47      $  8.98
                                                 =======         =======      =======     =======      =======      =======
Total Return (a) ............................       6.14%          19.79%       75.05%     (25.04)%     (27.32)%     (21.88)%
------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) .............    $30,809         $30,461      $28,956     $ 9,578      $13,032      $23,990
Ratio of Gross Expenses to Average Net Assets       2.51%(f)        2.63%        3.08%       2.91%        2.45%        2.15%
Ratio of Net Expenses to Average Net
  Assets (b)(c) .............................       2.25%(f)        2.19%        2.00%       2.00%        2.00%        2.00%
Ratio of Net Investment Income (Loss) to
  Average Net Assets (d) ....................       0.98%(f)        0.15%        0.71%      (0.30)%      (0.95)%      (1.35)%
Portfolio Turnover Rate .....................         37%            121%         128%        120%          56%          98%

                                                                     CLASS C
                                             --------------------------------------------------------
                                                                                     FOR THE PERIOD
                                             SIX MONTHS ENDED       YEAR ENDED          OCTOBER 3,
                                              JUNE 30, 2005        DECEMBER 31,       2003* THROUGH
                                               (UNAUDITED)             2004         DECEMBER 31, 2003
                                             ----------------      ------------     -----------------
Net Asset Value, Beginning of Period ........    $  9.69             $  8.50            $  7.44
                                                 -------             -------            -------
Income from investment operations:
Net Investment Income (Loss) ................       0.04               (0.04)              0.01
Net Realized and Unrealized Gain (Loss)
   on Investments ...........................       0.55                1.62               1.05
                                                 -------             -------            -------
Total from Investment Operations ............       0.59                1.58               1.06
                                                 -------             -------            -------
Less:
  Dividends from Net Investment Income ......      (0.02)                 --                 --
  Distribution from Net Realized Gains ......         --               (0.39)                --
                                                 -------             -------            -------
Total Dividends and Distributions ...........      (0.02)              (0.39)                --
                                                 -------             -------            -------
Reimbursement from Adviser (Note 14) ........         --(e)               --                 --
                                                 -------             -------            -------
Net Asset Value, End of Period ..............    $ 10.26             $  9.69            $  8.50
                                                 =======             =======            =======
Total Return (a) ............................       6.09%              18.59%             14.25%
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) .............    $ 3,077             $ 2,567            $ 2,665
Ratio of Gross Expenses to Average Net Assets       4.22%(f)            3.80%              2.76%(f)
Ratio of Net Expenses to Average Net
  Assets (b)(c) .............................       2.75%(f)            2.75%              2.50%(f)
Ratio of Net Investment Income (Loss) to
  Average Net Assets (d) ....................       0.53%(f)           (0.38)%             0.67%(f)
Portfolio Turnover Rate .....................         37%                121%               128%

----------

(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Returns for periods less than a year are not annualized.
(b) After expenses reduced by a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangements.
(c)   Net of interest expense.
(d) For the periods ending June 30, 2005, December 31, 2004, December 31, 2003, December 31, 2002, December 31, 2001 and December 31, 2000, the net effect of the reductions due to a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangements, for Class A are 0.12%, 0.42%, 1.05%, 0.90%, 0.42% and 0.12%, respectively; and for the periods ending June 30, 2005, December 31, 2004 and December 31, 2003 for Class C are 0.72%, 1.03% and 0.25%, respectively.
(e)   Amount represents less than $0.005 per share.
(f)   Annualized.
*     Inception date of Class C shares.

                        See Notes to Financial Statements

VAN ECK FUNDS--GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                                                        CLASS A
                                              ------------------------------------------------------------------------------------
                                              SIX MONTHS ENDED                         YEAR ENDED DECEMBER 31,
                                               JUNE 30, 2005      ----------------------------------------------------------------
                                                (UNAUDITED)         2004          2003          2002          2001          2000
                                              ----------------    --------      --------      --------      --------      --------
Net Asset Value, Beginning of Period ........    $  22.35         $  18.19      $  12.77      $  11.96      $  13.08      $  12.01
                                                 --------         --------      --------      --------      --------      --------
Income from Investment Operations:
  Net Investment Income (Loss) ..............       (0.03)           (0.02)        (0.08)        (0.05)        (0.03)         0.08
  Net Realized and Unrealized Gain (Loss)
    on Investments ..........................        3.33             4.18          5.50          0.86         (1.09)         0.99
                                                 --------         --------      --------      --------      --------      --------
Total From Investment Operations ............        3.30             4.16          5.42          0.81         (1.12)         1.07
                                                 --------         --------      --------      --------      --------      --------
Net Asset Value, End of Year ................    $  25.65         $  22.35      $  18.19      $  12.77      $  11.96      $  13.08
                                                 ========         ========      ========      ========      ========      ========
Total Return (a) ............................       14.77%           22.87%        42.44%         6.77%        (8.56)%        8.91%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) .............    $152,950         $ 84,872      $ 64,661      $ 39,106      $ 49,244      $ 13,581
Ratio of Gross Expenses to Average Net Assets        1.82%(f)         2.08%         2.43%         2.64%         2.76%         2.52%
Ratio of Net Expenses
  to Average Net Assets (b)(d) ..............        1.65%(f)         1.85%         2.43%         2.61%         2.58%         2.00%
Ratio of Net Investment Income (Loss) to
  Average Net Assets (c) ....................       (0.30)%(f)       (0.12)%       (0.68)%       (0.31)%       (0.51)%        0.49%
Portfolio Turnover Rate .....................          28%              54%           40%          177%          265%           92%

                                                                                        CLASS C
                                              ------------------------------------------------------------------------------------
                                              SIX MONTHS ENDED                         YEAR ENDED DECEMBER 31,
                                               JUNE 30, 2005      ----------------------------------------------------------------
                                                (UNAUDITED)         2004          2003          2002          2001          2000
                                              ----------------    --------      --------      --------      --------      --------
Net Asset Value, Beginning of Period ........    $  21.57         $  17.66      $  12.55      $  11.87      $  13.01      $  12.04
                                                 --------         --------      --------      --------      --------      --------
Income from Investment Operations:
  Net Investment Income (Loss) ..............       (0.23)           (0.10)        (0.05)        (0.19)        (0.14)        (0.02)
  Net Realized and Unrealized Gain (Loss)
    on Investments ..........................        3.33             4.01          5.16          0.87         (1.00)         0.99
                                                 --------         --------      --------      --------      --------      --------
Total From Investment Operations ............        3.10             3.91          5.11          0.68         (1.14)         0.97
                                                 --------         --------      --------      --------      --------      --------
Net Asset Value, End of Year ................    $  24.67         $  21.57      $  17.66      $  12.55      $  11.87      $  13.01
                                                 ========         ========      ========      ========      ========      ========
Total Return (a) ............................       14.37%           22.14%        40.72%         5.73%        (8.83)%        8.06%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) .............    $ 42,788         $ 26,812      $ 11,490      $  2,202      $  2,066      $  2,697
Ratio of Gross Expenses to Average Net Assets        2.31%(f)         2.50%         3.76%         3.72%         3.20%         3.82%
Ratio of Net Expenses
  to Average Net Assets (b)(d) ..............        2.31%(f)         2.44%         3.76%         3.70%         3.08%         2.75%
Ratio of Net Investment Income (Loss) to
  Average Net Assets (c) ....................       (0.95)%(f)       (0.71)%       (0.75)%       (1.36)%       (0.73)%       (0.23)%
Portfolio Turnover Rate .....................          28%              54%           40%          177%          265%           92%

----------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Returns for the periods less than one year are not annualized.
(b) After expenses reduced by a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement.
(c) For the periods ending June 30, 2005, December 31, 2004, December 31, 2001 and December 31, 2000, the net effect of the reductions due to a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangements for Class A are 0.08%, 0.23%, 0.08%, and 0.43%, respectively; and for the periods ending December 31, 2004 and December 31, 2000 for Class C are 0.06% and 0.98%, respectively.
(d)   Net of interest expense.
(f)   Annualized.

                        See Notes to Financial Statements

VAN ECK FUNDS--INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                                                        CLASS A
                                              -----------------------------------------------------------------------------------
                                              SIX MONTHS ENDED                         YEAR ENDED DECEMBER 31,
                                                JUNE 30, 2005     ---------------------------------------------------------------
                                                 (UNAUDITED)       2004(F)        2003          2002          2001         2000
                                              ----------------    --------      --------      --------      --------     --------
Net Asset Value, Beginning of Period ........    $   9.77         $  11.64      $   8.30      $   5.36      $   4.45     $   5.73
                                                 --------         --------      --------      --------      --------     --------
Income from Investment Operations:
   Net Investment Income (Loss) .............       (0.07)            0.07         (0.10)        (0.01)         0.01         0.00(d)
Net Realized and Unrealized Gain (Loss) on
  Investments ...............................       (0.39)           (0.97)         3.66          4.86          0.91        (1.27)
                                                 --------         --------      --------      --------      --------     --------
Total from Investment Operations ............       (0.46)           (0.90)         3.56          4.85          0.92        (1.27)
                                                 --------         --------      --------      --------      --------     --------
Less:
  Dividends from Net Investment Income ......          --            (0.26)           --            --         (0.01)          --
  Distributions from Net Realized Gains .....          --            (0.71)        (0.22)        (1.91)           --           --
  Tax Return of Capital .....................          --               --            --            --            --        (0.01)
                                                 --------         --------      --------      --------      --------     --------
Total Dividends and Distributions ...........          --            (0.97)        (0.22)        (1.91)        (0.01)       (0.01)
                                                 --------         --------      --------      --------      --------     --------
Net Asset Value, End of Period ..............    $   9.31         $   9.77      $  11.64      $   8.30      $   5.36     $   4.45
                                                 ========         ========      ========      ========      ========     ========
Total Return (a) ............................       (4.71)%          (7.73)%       44.25%        90.48%        20.74%      (22.18)%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) .............    $231,003         $255,281      $305,863      $204,468      $121,767     $116,513
Ratio of Gross Expenses to Average Net Assets        1.79%(e)         1.82%         1.87%         2.02%         2.25%        2.30%
Ratio of Net Expenses to Average Net Assets
  (b) .......................................        1.79%(e)         1.82%         1.85%         1.96%         2.17%        2.17%
Ratio of Net Investment Income to Average Net
  Assets (c) ................................       (1.30)%(e)       (1.34)%       (1.04)%       (0.14)%        0.09%        0.08%
Portfolio Turnover Rate .....................           8%              31%          244%          720%          109%          65%

                                                                      CLASS C
                                              ---------------------------------------------------------
                                                                                       FOR THE PERIOD
                                              SIX MONTHS ENDED       YEAR ENDED         OCTOBER 3,
                                                JUNE 30, 2005       DECEMBER 31,       2003* THROUGH
                                                (UNAUDITED)             2004          DECEMBER 31, 2003
                                              ----------------      ------------      -----------------
Net Asset Value, Beginning of Period ........    $   9.67             $  11.61            $   9.28
                                                 --------             --------            --------
Income from Investment Operations:
   Net Investment Income (Loss) .............       (0.09)                0.05               (0.03)
Net Realized and Unrealized Gain (Loss) on
  Investments ...............................       (0.39)               (1.02)               2.36
                                                 --------             --------            --------
Total from Investment Operations ............       (0.48)               (0.97)               2.33
                                                 --------             --------            --------
Less:
  Dividends from Net Investment Income ......          --                (0.26)                 --
  Distributions from Net Realized Gains .....          --                (0.71)                 --
  Tax Return of Capital .....................          --                   --                  --
                                                 --------             --------            --------
Total Dividends and Distributions ...........          --                (0.97)                 --
                                                 --------             --------            --------
Net Asset Value, End of Period ..............    $   9.19             $   9.67            $  11.61
                                                 ========             ========            ========
Total Return (a) ............................       (4.96)%              (8.36)%             25.11%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) .............    $  6,894             $  7,505            $  3,535
Ratio of Gross Expenses to Average Net Assets        3.08%(e)             2.58%               2.46%(e)
Ratio of Net Expenses to Average Net Assets
  (b) .......................................        2.50%(e)             2.51%               2.46%(e)
Ratio of Net Investment Income to Average Net
  Assets (c) ................................       (2.02)%(e)           (2.03)%             (1.99)%(e)
Portfolio Turnover Rate .....................           8%                  31%                244%

----------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Returns for periods less than a year are not annualized.
(b)   Net of interest expense.
(c) For the years ended December 31, 2001 and December 31, 2000, the net effect of the reductions due to a custodian fee or directed brokerage arrangements for Class A shares was 0.00% and 0.02%, respectively. For the periods ended June 30, 2005 and December 31, 2004, the net effect of reductions due to an Advisory expense arrangement for Class C shares was 0.58% and 0.07%, respectively.
(d)   Amount represents less than $0.01 per share.
(e)   Annualized.
(f) The net effect of a capital contribution made by the Adviser in 2004 was $0.02 per share.
*     Inception date of Class C shares.

                        See Notes to Financial Statements

                                 VAN ECK FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940, as amended. The Trust operates as a series fund currently comprised of three portfolios: Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund (collectively the "Funds"). The Funds are classified as non-diversified funds. The Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. The International Investors Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national or foreign exchanges are valued at the last sales price as reported at the close of each business day. As of June 23, 2003, the Funds began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund's daily net asset value. However, if the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities, the Funds may adjust the previous closing prices to reflect what the Board of Trustees believes to be the fair value of these securities as of 4:00 p.m. Eastern Time. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Funds may realize upon sale of an investment may differ materially from the value presented on the Schedule of Portfolio Investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points"), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not readily available are stated at fair value as determined by the Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value of these securities.

B. FEDERAL INCOME TAXES--It is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies as of the close of each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. DISTRIBUTIONS TO SHAREHOLDERS--Dividends to shareholders from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

E. OTHER--Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Funds are informed of such dividends. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization on premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments.

      Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

F. OPTION CONTRACTS--The Funds may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Funds the right, but not the obligation, to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Funds may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

      The Funds may also write call or put options. The Funds keep the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a realized gain on the Statement of Operations. If the option is exercised, the Funds must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Funds may write only covered puts and calls. A covered call option is an option in which the Funds own the instrument underlying the call. A covered call sold by the Funds expose them during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Funds during the term of the option to a decline in price of the underlying instrument. A put option sold by the Funds is covered when, among other things, cash or short-term liquid securities

                                  VAN ECK FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited)
(continued)

      are placed in a segregated account to fulfill the obligations undertaken. The Funds may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. There were no options outstanding at June 30, 2005.

G. SHORT SALES--The Global Hard Assets Fund may make short sales of equity securities. A short sale occurs when the Fund sells a security, which it does not own, by borrowing it from a broker. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Cash is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. Proceeds from securities sold short are reported as liabilities on the Statement of Assets and Liabilities and are marked to market. Gains and losses are classified as realized when short positions are closed. The Global Hard Assets Fund did not have any short sales during the six months ended June 30, 2005.

H. FUTURES--The Funds may buy and sell financial futures contracts, which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. The Funds may buy and sell commodity future contracts. The Funds may engage in these transactions for hedging purposes and for other purposes. Global Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of currency at a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date. Realized gains and losses from futures contracts are reported separately. At June 30, 2005, the Global Hard Assets Fund held 34 open futures contracts in LME Zinc December 2005 with a market value of $1,032,087 and an unrealized loss of $39,493. The Emerging Markets Fund and the International Investors Gold Fund did not have any futures contracts outstanding at June 30, 2005.

I. STRUCTURED NOTES--The Funds may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities or financial commodity indices. When a Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. Van Eck Associates Corporation will monitor the liquidity of structured notes under supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities and limited to 15% of the net assets of the Fund. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. At June 30, 2005, there were no structured notes outstanding.

NOTE 2--MANAGEMENT--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services for each of the Funds. The Emerging Markets Fund pays the Adviser a monthly fee at the annual rate of 0.75% of average daily net assets. The Global Hard Assets Fund pays the Adviser a monthly fee at the annual rate of 1.00% of average daily net assets. The International Investors Gold Fund pays the Adviser a monthly fee at the annual rate of 0.75 of 1.00% of the first $500 million of average daily net assets of the Fund, 0.65 of 1.00% of the next $250 million of average daily net assets and
0.50 of 1.00% of average daily net assets in excess of $750 million.

For the Emerging Markets Fund for the period January 1, 2004 through April 30, 2004, the Adviser agreed to assume expenses exceeding 2.00% of average daily net assets for Class A shares and 2.50% for Class C shares. Additionally for the period May 1, 2004 through April 30, 2006, the Adviser agreed to assume expenses exceeding 2.25% of average daily net assets for Class A shares and 2.75% for Class C shares. For the six months ended June 30, 2005, expenses were reduced by $55,728 under this agreement.

For the Global Hard Assets Fund for the period May 1, 2004 to April 30, 2005, the Adviser agreed to assume expenses exceeding 1.75% of average daily net assets for Class A shares and for the period March 24, 2004 through April 30, 2006, the Adviser agreed to assume expenses exceeding 2.50% of average daily net assets for Class C shares. Additionally, for the period May 1, 2005 to April 30, 2006, the Adviser agreed to assume expenses exceeding 1.50% of average daily net assets for Class A shares. For the six months ended June 30, 2005, expenses were reduced by $98,352 under this agreement.

For the International Investors Gold Fund for the period May 1, 2004 through April 30, 2006, the Adviser agreed to assume expenses exceeding 2.50% of average daily net assets for Class C shares. For the six months ended June 30, 2005, expenses were reduced by $19,440 under this agreement.

Van Eck Associates Corporation also performs accounting and administrative services for Emerging Markets Fund and International Investors Gold Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets on the first $500 million for Emerging Markets Fund, and at the rate of 0.25% per year on the first $750 million in International Investors Gold Fund, and 0.20% per year of the average daily net assets in excess of $750 million in International Investors Gold Fund.

In accordance with the advisory and administration agreement, the Funds pay Van Eck Associates Corporation for costs incurred in connection with certain administrative and operating functions. The Funds paid costs in the following amounts for the six months ended June 30, 2005: $41,118 Emerging Markets Fund and $296,358 International Investors Gold Fund.

For the six months ended June 30, 2005, Van Eck Securities Corporation (the "Distributor"), an affiliate of the Adviser, received a total of $1,399,925 in sales loads relating to the sale of shares of the Funds, of which $1,211,884 was reallowed to broker/dealers and the remaining $188,041 was retained by the Distributor.

                                  VAN ECK FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited)
(continued)

Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation.

During 2004, the Adviser reimbursed the International Investors Gold Fund Class C shares $18,910 for a loss incurred due to the cancellation of a purchase of Fund shares.

NOTE 3--INVESTMENTS--Purchases and sales of investment securities other than U.S. government obligations and short-term obligations for the six months ended June 30, 2005, were as follows:

                                                                       PROCEEDS
                                                    COST OF             FROM
                                                   INVESTMENT         INVESTMENT
                                                   SECURITIES         SECURITIES
                                                   PURCHASED            SOLD
                                                  -----------        -----------
Emerging Markets Fund .......................     $11,882,506        $16,149,192
Global Hard Assets Fund .....................      89,392,583         36,838,653
International Investors Gold Fund ...........      18,824,786         36,245,973

The identified cost of investments owned at June 30, 2005 is $27,752,862, $152,844,453 and $128,805,167 for the Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund, respectively. As of June 30, 2005, gross unrealized appreciation and depreciation of investments were as follows:

                                       GROSS          GROSS             NET
                                    UNREALIZED      UNREALIZED       UNREALIZED
FUND                               APPRECIATION    DEPRECIATION     APPRECIATION
----                               ------------    ------------     ------------
Emerging Markets Fund .........    $  7,523,916    $  1,334,250    $  6,189,666
Global Hard Assets Fund .......      45,416,895       2,607,384      42,809,511
International Investors
 Gold Fund ....................     116,914,803       6,877,506     110,037,297

NOTE 4--INCOME TAXES--The tax character of distributions paid to shareholders during 2004 were, for the Emerging Markets Fund, long term capital gains of $1,283,939 and, for the International Investors Gold Fund, ordinary income of $6,432,746 and long term capital gains of $17,566,125. The tax character of distributions made in 2005 will be determined at year end.

At December 31, 2004, the Funds had capital loss carryforwards available to offset capital gains as follows:

                                                     EXPIRING IN THE YEAR ENDED
FUND                                                        DECEMBER 31,
----                                                 --------------------------
Emerging Markets Fund ...................     2008          $ 2,219,041
                                              2009              826,157
                                                            -----------
                                             Total          $ 3,045,198
                                                            ===========
Global Hard Assets Fund .................     2005           $2,134,183
                                              2006           18,829,076
                                              2007            7,346,169
                                              2009              750,927
                                                            -----------
                                             Total          $29,060,355
                                                            ===========

For Emerging Markets Fund, $3,045,198 of the capital loss carryforward is related to the acquisition of the Asia Dynasty Fund on October 31, 2003. This amount is subject to an annual limitation of $700,639 under tax rules.

For Global Hard Assets Fund, $13,684,792 of the capital loss carryforward is subject to an annual limitation of $841,231 under tax rules. Included in the amount is $14,978,497 of capital loss carryforward related to the acquisition of Natural Resources Fund on June 22, 2001.

NOTE 5--12B-1 PLANS OF DISTRIBUTION--Pursuant to Rule 12b-1 Plans of Distribution (the "Plans"), all of the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Funds. The amount paid under the Plans in any one year is limited to 0.50% of average daily net assets (except for International Investors Gold Fund which is 0.25%) for Class A shares and 1.00% of average daily net assets for C shares (the "Annual Limitations").

Distribution expenses incurred under the Plans that have not been paid because they exceed the Annual Limitations may be carried forward to future years and paid by the Funds within the Annual Limitations.

The Distributor has waived its right to reimbursement of the carried forward amounts incurred through June 30, 2005 in the event the Plans are terminated, unless the Board of Trustees determines that reimbursement of the carried forward amounts is appropriate.

The accumulated amount of excess distribution expenses incurred over the Annual Limitations as of June 30, 2005, were as follows:

International Investors Gold Fund--Class A ......................     $3,760,109
International Investors Gold Fund--Class C ......................         71,189
Emerging Markets Fund--Class A ..................................      1,267,393
Emerging Markets Fund--Class C ..................................         28,886
Global Hard Assets Fund--Class A ................................      1,638,777
Global Hard Assets Fund--Class C ................................        551,358

NOTE 6--SHAREHOLDER TRANSACTIONS--Shares of beneficial interest issued and redeemed (unlimited number of $.001 par value shares authorized):


                                                   EMERGING MARKETS FUND
                                           -------------------------------------
                                           SIX MONTHS ENDED         YEAR ENDED
                                             JUNE 30, 2005         DECEMBER 31,
                                              (UNAUDITED)              2004
                                           ----------------        ------------
CLASS A
Shares sold ........................             216,069               641,875
Shares reinvested ..................              11,761               101,753
Shares reacquired ..................            (359,204)           (1,037,615)
                                              ----------            ----------
Net decrease .......................            (131,374)             (293,987)
                                              ==========            ==========
CLASS C
Shares sold ........................              80,138               121,368
Shares reinvested ..................                 362                 6,846
Shares reacquired ..................             (45,518)             (176,998)
                                              ----------            ----------
Net increase (decrease) ............              34,982               (48,784)
                                              ==========            ==========

                                                   GLOBAL HARD ASSETS FUND
                                           -------------------------------------
                                           SIX MONTHS ENDED         YEAR ENDED
                                             JUNE 30, 2005         DECEMBER 31,
                                              (UNAUDITED)              2004
                                           ----------------        ------------
Class A
Shares sold ........................           2,669,160             1,503,658
Shares reacquired ..................            (503,573)           (1,260,763)
                                              ----------            ----------
Net increase .......................           2,165,587               242,895
                                              ==========            ==========
CLASS C
Shares sold ........................             675,150               837,699
Shares reacquired ..................            (184,200)             (244,960)
                                              ----------            ----------
Net increase .......................             490,950               592,739
                                              ==========            ==========

                                  VAN ECK FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited)
(continued)

                                             INTERNATIONAL INVESTORS GOLD FUND
                                           -------------------------------------
                                           SIX MONTHS ENDED          YEAR ENDED
                                             JUNE 30, 2005          DECEMBER 31,
                                              (UNAUDITED)               2004
                                           ----------------         ------------
CLASS A
Shares sold ........................             737,193             2,032,511
Shares reinvested ..................                  --             2,007,688
Shares reacquired ..................          (2,058,348)           (4,195,574)
                                              ----------            ----------
Net decrease .......................          (1,321,155)             (155,375)
                                              ==========            ==========
Class C
Shares sold ........................              50,409               588,407
Shares reinvested ..................                  --                47,245
Shares reacquired ..................             (75,839)             (164,353)
                                              ----------            ----------
Net increase (decrease) ............             (25,430)              471,299
                                              ==========            ==========

NOTE 7--FORWARD FOREIGN CURRENCY CONTRACTS--The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Funds may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions. At June 30, 2005, the Global Hard Assets Fund had the following forward foreign currency contract outstanding:

                      CONTRACT AMOUNT    CURRENT VALUE   UNREALIZED APPRECIATION
                      ---------------    -------------   -----------------------
Buy Contract:
Norwegian Krone
2,778,930               $ 424,588          $424,744               $156
expiring 7/01/2005

The Funds may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

NOTE 8--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust has a Deferred Compensation Plan (the "Plan") for its Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Funds' contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Funds have elected to show this deferred liability net of the corresponding asset for financial statement purposes.

As of June 30, 2005, the net value of the asset and corresponding liability of the Funds' portion of the Plan is as follows: Emerging Markets Fund--$11,199, Global Hard Assets Fund--$21,081 and International Investors Gold Fund--$54,710.

NOTE 9--REPURCHASE AGREEMENTS--Collateral for repurchase agreements, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligation, plus accrued interest, is held by the Funds' custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Funds would become exposed to market fluctuation on the collateral.

NOTE 10--EQUITY SWAPS--The Funds may enter into equity swaps to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument (notional amount) and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities.

The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statement of Assets and Liabilities. The Fund collateralizes 100% of the notional amount of the swap. Such amounts are reflected in the Statement of Assets and Liabilities as cash-initial margin. At June 30, 2005, there were no outstanding equity swaps.

NOTE 11--COMMODITY SWAPS--The Funds may enter into commodity swaps to gain investment exposure to the relevant spread of the commodity reference prices. A commodity swap is an agreement that obligates the parties to exchange cash flows at specified intervals. At termination date, a final payment is made based on the swap's notional amount on trade date versus the value on termination date. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying reference prices. The Fund records a net receivable or payable daily, based on the change in the value of the swap. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statement of Assets and Liabilities. At June 30, 2005, there were no outstanding commodity swaps.

NOTE 12--BANK LINE OF CREDIT--The Trust participates with other funds managed by Van Eck Associates Corporation in a $10 million committed credit facility (the "Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the six months ended June 30, 2005, the Emerging Markets and International Investors Gold Funds borrowed under this Facility. The average daily loan balance for the Emerging Markets Fund during the nineteen-day period for which a loan was outstanding amounted to $600,000 and the weighted average interest rate was 2.98%. The average daily loan balance for the International Investors Gold Fund during the twenty-five day period for which a loan was outstanding amounted to $951,000 and the weighted average interest rate was 3.19%. At June 30, 2005, the Funds' had no outstanding borrowings under the Facility.

                                  VAN ECK FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited)
(continued)

NOTE 13--REGULATORY MATTERS--In connection with their investigations of practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General ("NYAG") and the United States Securities and Exchange Commission ("SEC") have requested and received information from the Adviser. The investigations are ongoing, and the Adviser is continuing to cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a "Wells Notice" from the SEC in connection with the SEC's investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers.

There cannot be any assurance that if the SEC or NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

NOTE 14--REIMBURSEMENT TO FUND--The Adviser reimbursed the Emerging Markets Fund $7,346 ($1,375 for the Class A shares and $5,971 for the Class C shares) in connection with dividends paid in December 2004 to shareholders redeeming on the day between record date and ex-dividend date.

                    VAN ECK FUNDS, INC.--MID CAP VALUE FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2005 (UNAUDITED)
                                                                       VALUE
NO. OF SHARES          SECURITIES                                     (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCK: 99.6%
CONSUMER DISCRETIONARY: 17.4%
        13,300   AutoNation, Inc.+                                  $   272,916
         3,000   Black & Decker Corp.                                   269,550
         4,000   Choice Hotels International, Inc.                      262,800
        14,900   Circuit City Stores, Inc.                              257,621
        11,700   Darden Restaurants, Inc.                               385,866
         6,200   Dillard's, Inc. (Class A)                              145,204
         8,200   Eastman Kodak Co.                                      220,170
         3,700   Fortune Brands, Inc.                                   328,560
        14,000   Mattel, Inc.                                           256,200
         4,600   Ryland Group, Inc.                                     349,002
         4,300   Sherwin-Williams Co.                                   202,487
         6,200   Stanley Works                                          282,348
         7,000   Toys 'R' Us, Inc.+                                     185,360
                                                                    -----------
                                                                      3,418,084
                                                                    -----------
CONSUMER STAPLES: 11.4%
        11,500   Albertson's, Inc.                                      237,820
         4,900   Clorox Co.                                             273,028
         4,900   Estee Lauder Companies, Inc. (Class A)                 191,737
         3,300   Hershey Co.                                            204,930
         7,000   McCormick & Co. (Non-Voting Shares)                    228,760
        10,000   Pilgrim's Pride Corp.                                  341,300
         4,100   Reynolds American, Inc.                                323,080
        14,400   Tyson Foods, Inc. (Class A)                            256,320
         4,100   UST, Inc.                                              187,206
                                                                    -----------
                                                                      2,244,181
                                                                    -----------
ENERGY: 11.2%
         3,100   Amerada Hess Corp.                                     330,181
         2,300   Anadarko Petroleum Corp.                               188,945
         3,900   Apache Corp.                                           251,940
         7,200   Burlington Resources, Inc.                             397,728
         6,000   Premcor Inc.                                           445,080
         4,100   Sunoco, Inc.                                           466,088
         1,500   Valero Energy Corp.                                    118,665
                                                                    -----------
                                                                      2,198,627
                                                                    -----------
FINANCIALS: 23.3%
           100   Alleghany Corp.+                                        29,700
         6,300   AmeriCredit Corp.+                                     160,650
         6,300   Astoria Financial Corp.                                179,361
         6,000   CIT Group, Inc.                                        257,820
         4,000   Cousins Properties, Inc.                               118,320
         3,450   Doral Financial Corp.                                   57,063
         7,200   Equity Office Properties Trust                         238,320
         5,400   First BanCorp.                                         216,810
         7,000   Fremont General Corp.                                  170,310
         7,800   IMPAC Mortgage Holdings, Inc.                          145,470
        12,100   KeyCorp.                                               401,115
         4,100   MBIA, Inc.                                             243,171
         4,100   MGIC Investment Corp.                                  267,402
         5,700   New Century Financial Corp.                            293,265
         5,300   Nuveen Investments (Class A)                           199,386
         5,600   PMI Group, Inc.                                        218,288
        18,361   Popular, Inc.                                          462,514
         2,500   R&G Financial Corp. (Class B)                           44,225
         5,200   Radian Group, Inc.                                     245,544
         6,000   Regions Financial Corp.                                203,280
         6,900   TCF Financial Corp.                                    178,572
         4,700   WFS Financial, Inc.+                                   238,337
                                                                    -----------
                                                                      4,568,923
                                                                    -----------
HEALTHCARE: 3.3%
         2,900   Bausch & Lomb, Inc.                                    240,700
         5,800   PacifiCare Health Systems, Inc.+                       414,410
                                                                    -----------
                                                                        655,110
                                                                    -----------
INDUSTRIALS: 4.1%
         2,600   Crown Holdings, Inc.+                                   36,998
         3,200   Cummins, Inc.                                          238,752
         7,400   Terex Corp.+                                           291,560
         4,300   W.W. Grainger, Inc.                                    235,597
                                                                    -----------
                                                                        802,907
                                                                    -----------
INFORMATION TECHNOLOGY: 7.9%
        12,933   Activision, Inc.+                                      213,653
         6,800   Apple Computer, Inc.+                                  250,308
         8,000   Autodesk, Inc.                                         274,960
         6,900   Imation Corp.                                          267,651
        36,100   InFocus Corp.+                                         149,454
        11,500   Sabre Holdings Corp. (Class A)                         229,425
         6,900   Tektronix, Inc.                                        160,563
                                                                    -----------
                                                                      1,546,014
                                                                    -----------
MATERIALS: 4.7%
        10,600   Louisiana-Pacific Corp.                                260,548
         5,900   Nucor Corp.                                            269,158
         6,900   Steel Dynamics, Inc.                                   181,125
         6,400   United States Steel Corp.                              219,968
                                                                    -----------
                                                                        930,799
                                                                    -----------
SERVICES: 1.7%
         9,000   Brink's Co.                                            324,000
                                                                    -----------
TELECOMMUNICATION SERVICES: 1.4%
         7,700   CenturyTel, Inc.                                       266,651
                                                                    -----------
TRANSPORTATION: 5.2%
        12,500   Burlington Northern Santa Fe Corp.                     588,500
        14,900   Laidlaw International, Inc.+                           359,090
           400   Norfolk Southern Corp.                                  12,384
         1,000   Overseas Shipholding Group, Inc.                        59,650
                                                                    -----------
                                                                      1,019,624
                                                                    -----------
UTILITIES: 8.0%
         8,000   DPL Inc.                                               219,600
         8,300   Edison International                                   336,565
         3,600   Equitable Resources, Inc.                              244,800
        22,600   Reliant Energy, Inc.+                                  279,788
         7,100   Southern Union Co.+                                    174,305
        16,300   Williams Companies, Inc.                               309,700
                                                                    -----------
                                                                      1,564,758
                                                                    -----------
TOTAL INVESTMENTS: 99.6% (Cost: $15,995,385)                         19,539,678
Other assets less liabilities: 0.4%                                      80,403
                                                                    -----------
NET ASSETS: 100%                                                    $19,620,081
                                                                    ===========
----------
+     Non-Income Producing

                        See Notes to Financial Statements

VAN ECK FUNDS, INC.--MID CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005 (UNAUDITED)

ASSETS:
Investments, at value (cost $15,995,385) (Note 1) ......           $ 19,539,678
Cash ...................................................                113,596
Receivables:
   Dividends ...........................................                 23,392
   Due from Adviser ....................................                 19,373
Prepaid expenses .......................................                 14,311
                                                                   ------------
     Total assets ......................................             19,710,350
                                                                   ------------
Liabilities:
Payables:
   Due to Distributor (Note 2) .........................                  9,293
   Accounts payable ....................................                 80,976
                                                                   ------------
     Total liabilities .................................                 90,269
                                                                   ------------
Net Assets .............................................           $ 19,620,081
                                                                   ============
Shares outstanding .....................................                910,318
                                                                   ============
Net asset value, redemption and offering price per share           $      21.55
                                                                   ============
Maximum offering price per share .......................           $      22.86
                                                                   ============
Net assets consist of:
   Aggregate paid in capital ...........................           $ 38,541,107
   Unrealized appreciation of investments ..............              3,544,293
   Accumulated net investment gain .....................                (54,039)
   Accumulated realized loss ...........................            (22,411,280)
                                                                   ------------
                                                                   $ 19,620,081
                                                                   ============

                        See Notes to Financial Statements

VAN ECK FUNDS, INC.--MID CAP VALUE FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

INCOME (NOTE 1):
Dividends (net foreign taxes withheld of $32) ..........................................                        $   152,790

EXPENSES:
Advisory fee (Note 2) ..................................................................      $    74,256
Distribution (Note 2) ..................................................................           49,504
Transfer agency ........................................................................           38,915
Insurance ..............................................................................           35,701
Professional ...........................................................................           16,471
Registration ...........................................................................           15,566
Administration (Note 2) ................................................................           14,851
Directors' fees and expenses ...........................................................            8,688
Shareholder reports ....................................................................            6,878
Custodian ..............................................................................            3,982
Other ..................................................................................           11,946
                                                                                              -----------
Total expenses .........................................................................          276,758
Expenses assumed by the Adviser (Note 2) ...............................................          (68,841)
                                                                                              -----------
Net expenses ...........................................................................                            207,917
                                                                                                                -----------
Net investment loss ....................................................................                            (55,127)
                                                                                                                -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
Realized gain from security transactions ...............................................                            939,528
Change in unrealized appreciation of investments .......................................                         (1,119,016)
                                                                                                                -----------
Net loss on investments ................................................................                           (179,488)
                                                                                                                -----------
Net Decrease in Net Assets Resulting from Operations ...................................                        $  (234,615)
                                                                                                                ===========

                        See Notes to Financial Statements

VAN ECK FUNDS, INC.--MID CAP VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                    SIX MONTHS ENDED
                                                                                        JUNE 30,        YEAR ENDED
                                                                                          2005         DECEMBER 31,
                                                                                       (UNAUDITED)         2004
                                                                                      ------------     ------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment loss ............................................................    $    (55,127)    $   (128,102)
  Realized gain from security transactions .......................................         939,528        3,106,276
  Change in unrealized appreciation of investments ...............................      (1,119,016)         637,058
                                                                                      ------------     ------------
  Net increase (decrease) in net assets resulting from operations ................        (234,615)       3,615,232
                                                                                      ------------     ------------
CAPITAL SHARE TRANSACTIONS:*
  Proceeds from sale of shares ...................................................         183,540          642,898
  Cost of shares reacquired ......................................................      (1,771,839)      (3,527,841)
                                                                                      ------------     ------------
  Decrease in net assets resulting from capital share transactions ...............      (1,588,299)      (2,884,943)
                                                                                      ------------     ------------
  Total increase (decrease) in net assets ........................................      (1,822,914)         730,289
NET ASSETS:
Beginning of period ..............................................................      21,442,995       20,712,706
                                                                                      ------------     ------------
End of period (including undistributed net investment income (loss) of $(54,039)
  and $1,088, respectively) ......................................................    $ 19,620,081     $ 21,442,995
                                                                                      ============     ============
*SHARES OF COMMON STOCK ISSUED (800,000,000 SHARES AUTHORIZED OF $0.001 PAR VALUE)
  Shares sold ....................................................................           8,749           33,170
  Shares reacquired ..............................................................         (83,185)        (182,979)
                                                                                      ------------     ------------
  Net decrease ...................................................................         (74,436)        (149,809)
                                                                                      ============     ============

                        See Notes to Financial Statements

VAN ECK FUNDS, INC.--MID CAP VALUE FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period:

                                               SIX MONTHS
                                                  ENDED                           YEAR ENDED DECEMBER 31,*
                                              JUNE 30, 2005      -----------------------------------------------------------
                                               (UNAUDITED)         2004       2003 (E)     2002 (D)       2001         2000
                                              -------------      -------      --------     --------     -------      -------
Net Asset Value, Beginning of Period ........    $ 21.77         $ 18.26      $ 12.76      $ 18.14      $ 21.17      $ 27.73
                                                 -------         -------      -------      -------      -------      -------
Income From Investment Operations:
   Net Investment Loss ......................      (0.08)          (0.13)       (0.10)       (0.08)       (0.05)       (0.12)
   Net Realized and Unrealized Gain (Loss) on
     Investments ............................      (0.14)           3.64         5.60        (5.30)       (2.98)       (5.38)
                                                 -------         -------      -------      -------      -------      -------
   Total from Investment Operations .........      (0.22)           3.51         5.50        (5.38)       (3.03)       (5.50)
                                                 -------         -------      -------      -------      -------      -------
Less:
   Distributions from Net Realized Gains ....         --              --           --           --           --        (1.06)
                                                                              _______      _______      _______      _______
Net Asset Value, End of Period ..............    $ 21.55         $ 21.77      $ 18.26      $ 12.76      $ 18.14      $ 21.17
                                                 =======         =======      =======      =======      =======      =======
Total Return (a) ............................      (1.01)%         19.22%       43.10%      (29.66)%     (14.31)%     (19.83)%
------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) .............    $19,620         $21,443      $20,713      $19,058      $54,396      $69,091
Ratio of Gross Expenses to Average
   Net Assets (b) ...........................       2.80%(f)        2.63%        3.04%        3.07%        1.44%        1.38
Ratio of Net Expenses to Average Net Assets .       2.10%(f)        2.10%        2.10%        1.79%        1.35%        1.35%
Ratio of Net Investment Loss to Average Net
  Assets (c) ................................      (0.56)%(f)      (0.63)%      (0.60)%      (0.52)%      (0.25)%      (0.46)%
Portfolio Turnover Rate .....................         17%             73%         143%         335%          63%         125%

----------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Returns for periods less than one year are not annualized.
(b)   Had fees not been waived and expenses not been assumed.
(c)   Ratios would have been (1.26)%, (1.16)%, (1.54)%, (1.80)%, (0.34)% and
      (0.49)%, respectively, had the Adviser not waived fees and had expenses not been assumed.
(d) Includes the operations of the Van Eck Funds I, Inc. Mid Cap Value Fund from January 1, 2002 through June 7, 2002. The new advisory agreement dated January 1, 2002 named Van Eck Associates Corporation as the Adviser to the Fund. At January 1, 2002 John A. Levin & Co. Inc. was named sub-adviser to the Fund.
(e) John A. Levin & Co. resigned as sub-adviser to the Fund effective June 1, 2003. New York Life Management LLC began to operate as the sub-adviser to the Fund effective June 1, 2003.
(f)   Annualized.

* The financial highlights table for the two years preceding 2002 is that of Van Eck Funds I, Inc. Mid Cap Value Fund (formerly Van Eck/Chubb Growth & Income Fund). See Note 1 for details. The investment returns prior to January 1, 2002 of the Van Eck Funds I, Inc. Mid Cap Value Fund (formerly Van Eck/Chubb Growth & Income Fund) were reflective of the previous investment adviser.

                        See Notes to Financial Statements

                     VAN ECK FUNDS, INC.--MID CAP VALUE FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Funds, Inc. (the "Company"), was incorporated under the laws of the State of Maryland on January 30, 2002 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end series management investment company. The Company consists of one fund in the series, Van Eck Mid Cap Value Fund (the "Fund"). The Fund seeks long-term growth of capital by investing in the common stocks and other equity securities of mid-cap companies. At a meeting of Directors held on December 11, 2001, the Board approved the name change of the Van Eck/Chubb Funds, Inc. to Van Eck Funds I, Inc., effective January 1, 2002. At a shareholder meeting held on June 6, 2002, approval was given to merge the assets of the Van Eck Funds I Inc., which consisted of two funds in the series, Mid Cap Value Fund (formerly Growth and Income Fund) and Total Return Fund into the Van Eck Funds II, Inc. Mid Cap Value Fund, effective June 7, 2002. Upon completion of the merger, Van Eck Funds II, Inc. began operating under the name Van Eck Funds, Inc. The following is a summary of significant accounting policies consistently followed by Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. As of June 23, 2003, the Fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Directors. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. DIVIDENDS AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with U.S. generally accepted accounting principles.

D. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified cost basis. Interest income is accrued as earned.

NOTE 2--AGREEMENTS AND AFFILIATES--Van Eck Associates Corporation (OVEACO, the "Adviser") earns a fee at an annual rate of 0.75% of the Fund's average net assets for investment management and advisory services. The Adviser agreed to assume expenses exceeding 2.10% of the average daily net assets of the Fund for the period January 1, 2004 through April 30, 2006. Expenses for the six months ended June 30, 2005 were reduced by $68,841 under this agreement.

Under the Sub-Advisory Agreement, Van Eck Associates has paid New York Life Investment Management LLC ("NYLIM") a fee, payable monthly, at an annual rate of 0.50% of the Fund's average daily net assets, reduced by 0.01% on an annual basis for each $1 million of such assets under $50 million. Certain officers and Directors of the Company are officers of the Adviser.

Van Eck Associates Corp. (the "Administrator") performs certain accounting and administrative services. In accordance with an accounting and administration agreement, the Administrator earns a fee of 0.15% of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Fund reimburses the Administrator for certain operating functions.

For the six months ended June 30, 2005, Van Eck Securities Corporation (the "Distributor"), an affiliate of the Adviser, received a total of $4,480 in sales loads relating to the sale of shares of the Fund, of which $3,226 was reallowed to broker/dealers and the remaining $1,254 was retained by the Distributor. Also, the Company has a plan of distribution pursuant to Rule 12b-1 that provides that the Company may, directly or indirectly, engage in activities primarily intended to result in the sale of the Company's shares. The maximum expenditure the Company may make under the plan is 0.50% per annum.

NOTE 3--INVESTMENTS--Purchases and sales of securities other than U.S. government securities and short-term obligations aggregated $3,490,449 and $5,166,912, respectively, for the six months ended June 30, 2005.

The identified cost of investments owned at June 30, 2005 was $15,995,385 and net unrealized appreciation aggregated $3,544,293 of which $4,127,972 related to appreciated securities and $583,679 related to depreciated securities.

NOTE 4--INCOME TAXES--As of December 31, 2004, the Fund had a capital loss carryforward of $23,345,508 available, $5,132,809 expiring December 31, 2005, which is limited under tax rules, $1,273,029 expiring December 31, 2008 and $11,962,435 expiring December 31, 2009, of which a portion is limited under tax rules, $2,910,558 expiring December 31, 2010, and $2,066,677 expiring December 31, 2011.

Some of the Fund's losses were acquired as a result of fund mergers and are limited with respect to utilization under the tax rules: $5,132,809 of the capital loss carryforward is related to the acquisition of Van Eck/Chubb Capital Appreciation Fund on November 10, 1999. This amount is subject to an annual limitation of $1,520,870 under the tax rules; $2,719,386 of the capital loss carryforward is related to the acquisition of the Van Eck Total Return Fund on June 7, 2002. The amount is subject to an annual limitation of $516,199 under the tax rules.

                     VAN ECK FUNDS, INC.--MID CAP VALUE FUND
--------------------------------------------------------------------------------

Notes To Financial Statements (UNAUDITED)
(CONTINUED)

NOTE 5--DIRECTOR DEFERRED COMPENSATION PLAN--The Fund has established a Deferred Compensation Plan (the "Plan") for Directors. The Directors can elect to defer receipt of their director fees until retirement, disability or termination from the Board of Directors. The Fund contributions to the Plan are limited to the amount of fees earned by the participating Directors. The fees otherwise payable to the participating Directors are invested in shares of the Fund as directed by the Directors.

The Fund has elected to show this deferred liability net of the corresponding asset for financial statement purposes. As of June 30, 2005, the net asset and corresponding liability of the Fund's portion of the Plan was $1,090.

NOTE 6--REGULATORY MATTERS-- In connection with their investigations of practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General ("NYAG") and the United States Securities Exchange Commission ("SEC") have requested and received information from the Adviser. The investigations are ongoing, and the Adviser is continuing to cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Directors of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a "Wells Notice" from the SEC in connection with the SEC's investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers.

There cannot be any assurance that if the SEC or NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

                                  VAN ECK FUNDS
--------------------------------------------------------------------------------

APPROVAL OF ADVISORY AGREEMENTS

EMERGING MARKETS FUND

GLOBAL HARD ASSETS FUND

INTERNATIONAL INVESTORS GOLD FUND

In considering the renewal of the investment advisory agreements, the Board, including the Independent Trustees, considered information that had been provided throughout the year at regular Board meetings, as well as information furnished for meetings of the Trustees held on April 19 and 20, 2005 to specifically consider the renewal of each Fund's investment advisory agreement. This information included, among other things, the following:

o The Adviser's response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees;

o An independent report comparing the management fees and non-investment management expenses of each Fund with those of comparable funds;

o An independent report comparing Fund investment performance to relevant peer groups of funds and appropriate indices;

o Presentations by the Adviser's key investment personnel with respect to the Adviser's investment strategies and general investment outlook in relevant markets and the resources available to support the implementation of such investment strategies;

o Reports with respect to the Adviser's brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars;

o The Adviser's financial statements and business plan with respect to its mutual fund operations;

o A profitability analysis with respect to each Fund and the Van Eck complex of mutual funds as a whole; and

o     Reports on a variety of compliance-related issues.

The Board considered, among other things, the following factors in determining whether to approve each Agreement: (1) the quality, nature, cost and character of the investment management as well as the administrative and other non-investment management services provided by the Adviser and its affiliates;
(2) the nature, quality and extent of the services performed by the Adviser in interfacing and monitoring the services performed by third parties such as the Funds' custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser's commitment and efforts to review the quality and pricing of third party service providers to the Funds with a view to reducing non-management expenses of the Funds; (3) the terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Fund for the services described therein; (4) the Adviser's willingness to subsidize the operations of the Funds from time to time by means of waiving a portion of its management fees or paying expenses of the Funds; (5) the Adviser's development and use of proprietary fair valuation models with respect to foreign securities; (6) the actions of the Adviser in response to recent regulatory developments, including the development of written policies and procedures reasonably designed to prevent violations of the federal securities laws, and the implementation of recommendations of independent consultants with respect to market timing and related compliance issues; (7) the responsiveness of the Adviser to inquiries from regulatory agencies such as the SEC and the office of the New York Attorney General ("NYAG"); (8) the resources devoted to compliance efforts undertaken by the Adviser on behalf of the Funds and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Funds.

The Trustees considered the fact that the Adviser has received a Wells Notice from the SEC in connection with on-going investigations concerning market timing and related matters. The Trustees

                                  VAN ECK FUNDS
--------------------------------------------------------------------------------

APPROVAL OF ADVISORY AGREEMENTS (continued)

determined that the Adviser is cooperating with the SEC, the NYAG and the Independent Trustees in connection with these matters and that the Adviser has taken appropriate steps to implement policies and procedures reasonably designed to prevent harmful market timing activities by investors in the Funds. In addition, the Trustees concluded that the Adviser has acted in good faith in providing undertakings to the Board to make restitution of damages, if any, that may have resulted from any prior wrongful actions of the Adviser and that it would be appropriate to permit the SEC and the NYAG to bring to conclusion their pending regulatory investigations prior to the Board making any final determination of its own with respect to these same matters.

The Board considered the fact that the Adviser is managing alternative investment products, including hedge funds that invest in the same financial markets and are managed by the same investment professionals as the Funds. The Board concluded that the management of these products contributes to the Adviser's financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Funds. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Funds and these alternative products and for resolving any such conflicts of interest in a fair and equitable manner.

With respect to each Fund, the Board concluded that, in light of the services rendered and the costs associated with providing such services, the profits, if any, realized by the Adviser from managing the Fund are not unreasonable. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as each Fund grows and concluded that, with respect to International Investors Gold Fund, the advisory fee breakpoints in place will allow the Fund to share the benefits of economies of scale in a fair and equitable manner. The Board also concluded that neither the Emerging Markets Fund nor the global hard assets fund currently has sufficient assets, or in the foreseeable future is likely to have sufficient assets, for the adviser to realize material benefits from economies of scale, and, therefore, the implementation of breakpoints would not be warranted at this time for either Fund.

With respect to each Fund, the Board also considered additional specific factors and related conclusions, as detailed below.

EMERGING MARKETS FUND

In its renewal deliberations for the Fund, the Board noted that: (1) the Fund outperformed its peer group average for the annualized two-year period ended December 31, 2004, but slightly underperformed its peer group average for the one-year period ended December 31, 2004; (2) the Adviser has taken action to improve investment results by strengthening the Fund's investment team; (3) the Adviser has agreed to waive and will continue to waive through April 2006 a portion of its management fee such that the overall management fee for the Fund during 2004, net of waivers, was below average for its peer group; and (4) the Fund's overall expense ratio, net of waivers, is competitive with respect to its peer group.

GLOBAL HARD ASSETS FUND

In its renewal deliberations for the Fund, the Board noted that: (1) over the past five years, the Fund's performance relative to its peer group has been consistently strong (with the exception of the one-year period ended December 31, 2004), having outperformed its peer group average for the two-year, three-year, four-year and five-year periods ended December 31, 2004; (2) the Adviser has taken action to strengthen the Fund's investment team by adding a key energy sector analyst; (3) the Fund's volatility is below average for its peer group; (4) the Adviser has agreed to waive and will continue to waive through April 2006 a portion of its management fee to limit the total expenses of the Fund; and (5) the Fund's expense ratio is above average but within the range of expense ratios for its peer group.

INTERNATIONAL INVESTORS GOLD FUND

In its renewal deliberations for the Fund, the Board noted that: (1) the Fund outperformed its peer group average for the one-year, three-year, four-year and

                                  VAN ECK FUNDS
--------------------------------------------------------------------------------

APPROVAL OF ADVISORY AGREEMENTS (continued)

five-year periods ended December 31, 2004; (2) the Adviser has agreed to waive and will continue to waive through April 2006 a portion of its management fee to limit the total expenses of the Fund; (3) although the Fund's overall management fee, consisting of advisory and administrative fees, is above average for its peer group, the Fund's investment advisory fee standing alone is below average for its peer group; and (4) the Fund's total expense ratio is above average, but within the range of expense ratios for its peer group.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory agreements, including the fee structures (described herein) is in the interests of shareholders, and accordingly, the Board, including all of the Independent Trustees, approved the continuation of the advisory agreements for an additional one-year period.

                               VAN ECK FUNDS, INC.
--------------------------------------------------------------------------------

Approval of Advisory and Sub-Advisory Agreements

MID CAP VALUE FUND

In considering the renewal of the investment advisory and sub-advisory agreements, the Board, including the Independent Directors, considered information that had been provided throughout the year at regular Board meetings, as well as information furnished for meetings of the Directors held on April 19 and 20, 2005 to specifically consider the renewal of the Fund's investment advisory and sub-advisory agreements. Such information included, among other things, the following:

o The Adviser's and Sub-Adviser's responses to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Directors;

o An independent report comparing the management fees and non-investment management expenses of the Fund with those of comparable funds;

o An independent report comparing the Fund's investment performance to relevant peer groups of funds and appropriate indices;

o A presentation by the portfolio manager of the Fund with respect to the Sub-Adviser's investment strategies and general investment outlook in relevant markets and the resources available to support the implementation of such investment strategies;

o The Adviser's financial statements and business plan with respect to its mutual fund operations;

o Reports regarding the Sub-Adviser's organization, personnel and key compliance procedures;

o Profitability analysis for the Adviser with respect to the Fund and the Van Eck complex of mutual funds as a whole; and

o     Reports on a variety of compliance-related issues.

The Board considered, among other things, the following factors in determining whether to approve each Agreement: (1) the quality, nature, cost and character of the investment management services provided by the Sub-Adviser; (2) the capabilities and background of the Sub-Adviser's investment personnel, and the overall capabilities, experience, resources and strengths of the Sub-Adviser and its affiliates in managing investment companies and other accounts utilizing similar investment strategies; (3) the quality, nature, cost and character of the administrative and other services provided by the Adviser and its affiliates, including its services in overseeing the services provided by the Sub-Adviser; (4) the nature, quality and extent of the services performed by the Adviser in interfacing and monitoring the services performed by third parties such as the Fund's custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser's commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (5) the terms of the advisory and sub-advisory agreements and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein; (6) the Adviser's willingness to subsidize the operations of the Fund from time to time by means of waiving a portion of its management fees or paying expenses of the Fund; (7) the actions of the Adviser in response to recent regulatory developments, including the development of written policies and procedures reasonably designed to prevent violations of the federal securities laws, and the implementation of recommendations of independent consultants with respect to market timing and related compliance issues; (8) the responsiveness of the Adviser to inquiries from regulatory agencies such as the SEC and the office of the New York Attorney General ("NYAG"); (9) the resources devoted to compliance efforts undertaken by the Adviser on behalf of the Fund and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions; and (10) the ability of the Adviser and the Sub-Adviser to attract and retain quality professional personnel to perform a variety of investment advisory and administrative services for the Fund.

                               VAN ECK FUNDS, INC.
--------------------------------------------------------------------------------

APPROVAL OF ADVISORY AND SUB-ADVISORY
AGREEMENTS (continued)

The Directors considered the fact that the Adviser has received a Wells Notice from the SEC in connection with on-going investigations concerning market timing and related matters. The Directors determined that the Adviser is cooperating with the SEC, the NYAG and the Independent Directors in connection with these matters and that the Adviser has taken appropriate steps to implement policies and procedures reasonable designed to prevent harmful market timing activities by investors in the Fund. In addition, the Directors concluded that the Adviser has acted in good faith in providing undertakings to the Board to make restitution of damages, if any, that may have resulted from any prior wrongful actions of the Adviser and that it would be appropriate to permit the SEC and the NYAG to bring to conclusion their pending regulatory investigations prior to the Board making any final determination of its own with respect to these same matters.

The Board noted that the Adviser has not realized profits during the past three years from operating the Fund. In view of the small size of the Fund and the fact that the Sub-Adviser is not affiliated with the Adviser, the Board concluded that profitability of the Sub-Adviser was not a relevant factor in its renewal deliberations regarding the Sub-Adviser. Similarly, the Board concluded that the Fund does not have sufficient assets for the Adviser or the Sub-Adviser to realize economies of scale for the foreseeable future, and, therefore, that the implementation of breakpoints would not be warranted at this time.

In its renewal deliberations for the Fund, the Board further noted that: (1) the Adviser has taken action to improve investment results in the past two years by replacing the prior sub-adviser of the Fund; (2) the Fund outperformed its peer group average for the annualized two-year period ended December 31, 2004 and was at the average for its peer group for the one-year period ended December 31, 2004; (3) the Sub-Adviser recently implemented modifications to its investment process to seek to improve Fund performance; (4) the Adviser has agreed to waive and will continue to waive through April 2006 a portion of its management fee, such that the overall management fee for the Fund during 2004, net of waivers, was well below average for its peer group; (5) the Fund's total expense ratio is above average for its peer group, but not unreasonable considering the size of the Fund and the size of the entire family of Van Eck mutual funds; (6) the Adviser has committed to review the fees charged by various service providers in an effort to reduce non-investment management expenses of the Fund; and (7) it would be appropriate to allow a reasonable period of time to evaluate the effectiveness of these various actions of the Adviser and the Sub-Adviser.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory and sub-advisory agreements. Nor are the items described herein all encompassing of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory and sub-advisory agreements is in the interests of shareholders, and accordingly, the Board, including all of the Independent Directors, approved the continuation of the advisory and sub-advisory agreements for an additional one-year period.

                      [This page intentionally left blank]

                      [This page intentionally left blank]

[LOGO] VAN ECK GLOBAL
Investment Adviser:     Van Eck Associates Corporation
       Distributor:     Van Eck Securities Corporation
                        99 Park Avenue, New York, NY 10016
                        www.vaneck.com
Account Assistance:     (800) 544-4653

This report must be preceded or accompanied by a Van Eck Funds or Van Eck Funds, Inc. Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. Please read the prospectus carefully before investing.

Additional information about the Fund's Board of Trustees/Directors/Officers and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Commission's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available on the Commission's website at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The Fund's complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a) The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck Funds disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Van Eck Funds is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK FUNDS

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date  September 1, 2005
     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Keith J. Carlson, CEO
                        --------------------------
Date  September 1, 2005
      -----------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         ------------------------

Date  September 1, 2005
      -----------------